Exhibit 10.3

INTERCREDITOR AGREEMENT

by and among

BANK OF AMERICA, N.A.,
as ABL Agent,

CLMG CORP.,
as Term Loan Agent,

and

U.S. WELL SERVICES, LLC,

as Borrower, for purposes of Sections 5.5(f), 5.5(g) and 9.3(c)

Dated as of May 7, 2019

Relating to:

U.S. WELL SERVICES, INC.,

USWS HOLDINGS LLC,

U.S. WELL SERVICES, LLC

and

CERTAIN OF THEIR AFFILIATES

AMERICAS 99686098

TABLE OF CONTENTS

Section 1DEFINITIONS; RULES OF CONSTRUCTIONS.2

1.1	Defined Terms2
1.2	Rules of Construction14
1.3	UCC Definitions14

Section 2PRIORITY OF LIENS.14

2.1	Subordination of Liens14
2.2	Prohibition on Contesting Liens15
2.3	No New Liens.16
2.4	Perfection of Liens17
2.5	Waiver of Marshaling.17

Section 3ENFORCEMENT.18

3.1	Exercise of Remedies.18
3.2	Actions Upon Breach.22

Section 4PAYMENTS.23

4.1	Revolving Nature of ABL Obligations23
4.2	Application of Proceeds of ABL Priority Collateral23
4.3	Application of Proceeds of Term Loan Priority Collateral24
4.4	Payments Over.24

Section 5OTHER AGREEMENTS.26

5.2	Insurance.28
5.3	Amendments to ABL Loan Documents and Term Loan Documents.29
5.4	Rights as Unsecured Creditors32
5.5	First Priority Agent as Gratuitous Bailee for Perfection.33
5.6	Access to Premises and Cooperation.35
5.7	Required Provisions38

Section 6INSOLVENCY PROCEEDINGS.38

6.1	DIP Financing38
6.2	Relief from the Automatic Stay41
6.3	Adequate Protection.42
6.4	Post-Petition Interest.44

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6.5	Avoidance Issues.44
6.6	Application45
6.7	Waivers45
6.8	Separate Grants of Liens46
6.9	Asset Sales.46
6.10	Plan of Reorganization47

Section 7PURCHASE OPTIONS48

7.1	Notice of Exercise.48
7.2	Purchase and Sale.49
7.3	Payment of Purchase Price49
7.4	Limitation on Representations and Warranties51

Section 8RELIANCE; WAIVERS; ETC.51

8.1	Reliance51
8.2	No Warranties or Liability51
8.3	ABL Obligations Unconditional53
8.4	Term Loan Obligations Unconditional53

Section 9MISCELLANEOUS.54

9.1	Conflicts54
9.2	Term of this Agreement; Severability.54
9.3	Amendments; Waivers.54
9.4	Information Concerning Financial Condition of the Borrower and the Subsidiaries56
9.5	Subrogation57
9.6	Application of Payments.58
9.7	Consent to Jurisdiction; Waivers58
9.8	Notices59
9.9	Further Assurances59
9.10	Governing Law59
9.11	Specific Performance59
9.12	Section Titles60
9.13	Counterparts60
9.14	Authorization60

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9.15	No Third Party Beneficiaries; Successors and Assigns60
9.16	Effectiveness60
9.17	ABL Agent and Term Loan Agent60
9.18	Limitation on Term Loan Agent’s and ABL Agent’s Responsibilities.61
9.19	Relationship with Other Intercreditor Agreements61
9.20	Relative Rights61
9.21	Additional Grantors62

EXHIBITS:

Exhibit A Form of Intercreditor Agreement Joinder

AMERICAS 99686098	-iii-	-

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of May 7, 2019, by and among BANK OF AMERICA, N.A., in its capacity as agent under the ABL Loan Documents (together with its successors and assigns in such capacity, the “ABL Agent”) and CLMG CORP. (“CLMG”), as agent under the Term Documents (together with its successors and assigns in such capacity, the “Term Loan Agent”), and, for purposes of Sections 5.5(f), 5.5(g) and 9.3(c), U.S. WELL SERVICES, LLC, a, Delaware limited liability company, (the “Borrower”).

RECITALS

A.Pursuant to that certain ABL Credit Agreement dated as of the date hereof (as amended, restated, supplemented, modified, renewed or Refinanced in accordance with the terms of this Agreement, the “ABL Credit Agreement”) among U.S. WELL SERVICES, INC. a Delaware corporation (the “Parent”), USWS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the Borrower, the financial institutions, lenders and investors party from time to time to the ABL Credit Agreement (as defined below) (including any letter of credit issuers under the ABL Credit Agreement) (such financial institutions, lenders and investors, together with their respective successors and assigns, the “ABL Lenders”), the ABL Agent, and the other parties thereto, the ABL Lenders have agreed to make certain loans and other extensions of credit to or for the account of the Borrower.

B.As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the Borrower and the ABL Guarantors under and in connection with the ABL Loan Documents, the Borrower and the ABL Guarantors have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the ABL Collateral.

C.Pursuant to that certain Term Loan Credit Agreement dated as of the date hereof (as amended, restated, supplemented, modified, renewed or Refinanced in accordance with the terms of this Agreement, the “Term Loan Credit Agreement”) among the Parent, Holdings, the Borrower, the financial institutions, lenders and investors party from time to time to the Term Loan Credit Agreement, (as defined below) (such financial institutions, lenders and investors, together with their respective successors and assigns, the “Term Loan Lenders”) and the Term Loan Agent, the Term Loan Lenders have agreed to make certain loans to the Borrower.

D.As a condition to the effectiveness of the Term Loan Credit Agreement and to secure the obligations of the Borrower and the Term Loan Guarantors under and in connection with the Term Loan Documents, the Borrower and the Term Loan Guarantors have granted to the

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Term Loan Agent (for the benefit of the Term Loan Secured Parties) Liens on the Term Loan Collateral.

E.Each of the ABL Agent (on behalf of the ABL Secured Parties) and the Term Loan Agent (on behalf of the Term Loan Secured Parties) and, by their acknowledgment hereof, the ABL Loan Parties and the Term Loan Parties desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

AGREEMENT

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1DEFINITIONS; RULES OF CONSTRUCTIONS.

Defined Terms

.  As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” shall have the meaning assigned to that term in the preamble to this Agreement.

“ABL Cash Collateral” shall have the meaning set forth in Section 6.1.

“ABL Cash Management Bank” shall mean any “Cash Management Bank” as defined in the ABL Credit Agreement.

“ABL Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, upon which a Lien is granted or purported to be granted to the ABL Agent under any of the ABL Collateral Documents; provided, that the ABL Collateral shall at no time include the Excluded ABL Collateral.

“ABL Collateral Documents” shall mean the “Collateral Documents” (as defined in the ABL Credit Agreement).

“ABL Credit Agreement” shall have the meaning set forth in the recitals to this Agreement.

“ABL Declined Lien” shall have the meaning set forth in Section 2.3 hereof.

“ABL DIP Financing” shall have the meaning set forth in Section 6.1.

“ABL Guarantors” shall mean the “Guarantors” as defined in the ABL Guarantee and Collateral Agreement.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

“ABL Hedge Bank” shall mean “Hedge Bank” (as defined in the ABL Credit Agreement) party to a Specified ABL Hedging Agreement.

“ABL Lender Cash Management Obligations” shall mean “all ABL Obligations in respect, of any Secured Cash Management Agreement” as defined in the ABL Credit Agreement.

“ABL Lender Hedging Obligations” shall mean all ABL Obligations in respect of any “Secured Cash Management Agreement” as defined in the ABL Credit Agreement.

“ABL Lenders” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Loan Documents” shall mean the ABL Credit Agreement and the “Loan Documents” as defined in the ABL Credit Agreement.

“ABL Loan Parties” shall mean the “Loan Parties” as defined in the ABL Credit Agreement.

“ABL Loans” shall mean “Loans” as defined in the ABL Credit Agreement.

“ABL Obligations” shall mean any and all Obligations of every nature of each ABL Loan Party from time to time owed to the ABL Secured Parties, or any of them, under, in connection with, or evidenced or secured by any ABL Loan Document, including, without limitation, all the “Obligations,” or similar term as defined in the ABL Credit Agreement as in effect on the date hereof.

“ABL Priority Collateral” shall mean all Common Collateral consisting of the following:

(1)all Accounts, other than Accounts which constitute identifiable proceeds of Term Loan Priority Collateral (including proceeds from the sale, license, assignment or other disposition of Inventory to a third party not in connection with the provision of services);

(2)all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper) to the extent evidencing, governing, securing or otherwise related to Accounts described in subclause (1);

(3)all collection accounts, Deposit Accounts (other than Deposit Accounts that constitute Term Loan Priority Collateral), lock-boxes, securities accounts (other than securities accounts that constitute Term Loan Priority Collateral) and commodity accounts (other than securities accounts that constitute Term Loan Priority Collateral) and any cash or other assets and all “Cash Equivalents” as defined in the ABL Credit Agreement on the date hereof (or as modified from time to time to the extent such modifications are permitted under Section 5.3) in any such accounts (other than identifiable cash proceeds in respect of real estate, Fixtures or Equipment or

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

other Term Loan Priority Collateral (including proceeds from the sale, license, assignment or other disposition of Inventory to a third party not in connection with the provision of services)); excluding (i) the Reinvestment Account, (ii) the Loss Proceeds Account and (iii) the Prepayment Account, which, in the case of clause (i), (ii) and (iii), constitute Term Loan Priority Collateral;

(4)Indebtedness representing on-lent ABL Loans and any intercompany revolving loan notes to the extent evidencing such Indebtedness;

(5)to the extent evidencing or governing any of the items referred to in the preceding subclauses (1) through (4), all Documents, Documents of Title, General Intangibles (including all Payment Intangibles but excluding Intellectual Property), Instruments (including promissory notes and except to the extent relating to the sale, license, assignment or other disposition of Term Loan Priority Collateral (including proceeds from the sale, license, assignment or other disposition of Inventory to a third party not in connection with the provision of services)), Letter of Credit Rights and Commercial Tort Claims or other claims and causes of action, documents of title, customs receipts, insurance, shipping and other documents and other materials related to the foregoing;

(6)to the extent evidencing or governing any of the items referred to in the preceding subclauses (1) through (5), all Supporting Obligations;

(7)all books and records relating to the foregoing (including all books, databases, customer lists and records, whether tangible or electronic, that contain any information relating to any of the foregoing); and

(8)all collateral security and guarantees with respect to any of the foregoing and all cash, Money, Instruments, Securities, Financial Assets, Deposit Accounts and insurance payments directly received as proceeds of any ABL Priority Collateral.

“ABL Recovery” shall have the meaning set forth in Section 6.5.

“ABL Secured Parties” shall mean any ABL Cash Management Bank and any ABL Hedge Bank, together with the ABL Agent and the ABL Lenders and any other Secured Parties under, and as defined in, the ABL Credit Agreement.

“ABL Security Agreement” shall mean the ABL Security Agreement dated as of the date hereof among the Parent, Holdings, the other ABL Loan Parties party thereto and the ABL Agent, as amended, restated, supplemented or otherwise modified from time to time.

“ABL Standstill Period” shall have the meaning set forth in Section 3.1(b).

“Additional Debt” shall have the meaning set forth in Section 9.3(e).

“Agent” shall mean each of the ABL Agent and the Term Loan Agent.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

“Agreement” shall have the meaning assigned to such term in the preamble to this Agreement.

“Bank of America” shall mean Bank of America, N.A. and its successors.

“Bankruptcy Code” shall mean Title 11 of the United States Code (11 U.S.C. § 101, et seq.).

“Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Las Vegas, Nevada are authorized or required by law to remain closed.

“Call Premium” shall have the meaning set forth in the Term Loan Credit Agreement.

“Cash Collateral” shall mean any Common Collateral consisting of Money or cash equivalents, any Security Entitlement and any Financial Assets.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

“Collateral” shall mean, collectively, the ABL Collateral and the Term Loan Collateral.

“Common Collateral” shall mean, at any time, Collateral in which holders of any ABL Obligations (or the ABL Agent) and holders of any Term Loan Obligations (or the Term Loan Agent) hold or are permitted pursuant to the applicable ABL Loan Documents or Term Loan Documents to hold a Lien at such time; provided that Common Collateral does not include the Excluded ABL Collateral.

“Credit Agreements” shall mean, collectively, the ABL Credit Agreement and the Term Loan Credit Agreement.

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Deposit Account Collateral” shall mean that part of the Common Collateral comprised of and/or contained in Deposit Accounts.

“Discharge of ABL Obligations” shall mean, the time at which all of the ABL Obligations (other than contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto) have been paid in full in cash, all Letters of Credit (as

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

defined in the ABL Credit Agreement as in effect on the date hereof) have expired or been terminated (other than Letters of Credit for which other arrangements reasonably satisfactory to the ABL Agent and each applicable L/C Issuer (or similar term) (as defined in the ABL Credit Agreement as in effect on the date hereof) have been made), all Commitments (as defined in the ABL Credit Agreement as in effect on the date hereof) have been terminated and any ABL Lender Hedging Obligations and ABL Lender Cash Management Obligations have either been paid in full, cash collateralized on terms reasonably satisfactory to each applicable counterparty (or other arrangements reasonably satisfactory to the applicable counterparty shall have been made) or are no longer secured by the Collateral pursuant to the terms of the ABL Credit Agreement; provided that the Discharge of ABL Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other ABL Obligations that constitute an exchange or replacement for or a Refinancing of such ABL Obligations, subject to compliance with Section 5.3 and 9.3 hereof.  In the event the ABL Obligations are modified and the Obligations in respect thereof are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code or other applicable Debtor Relief Law, the ABL Obligations shall be deemed to be discharged when the final payment is made, in cash, in respect of such Obligations and any obligations pursuant to such new indebtedness shall have been satisfied.

“Discharge of Term Loan Obligations” shall mean, the time at which all the Term Loan Obligations (other than contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto) have been paid in full in cash, all letters of credit (if any) under the Term Loan Credit Agreement have expired or been terminated (other than letters of credit for which other arrangements reasonably satisfactory to the Term Loan Agent and each applicable issuing bank (or similar term) under the Term Loan Credit Agreement) have been made and all Commitments (as defined in the Term Loan Credit Agreement as in effect on the date hereof) have been terminated, and any Term Loan Lender Hedge Obligations and Term Loan Cash Management Obligations have either been paid in full, cash collateralized on terms reasonably satisfactory to each applicable counterparty (or other arrangements reasonably satisfactory to the applicable counterparty shall have been made) or are no longer secured by the Collateral pursuant to the terms of the Term Loan Credit Agreement; provided that the Discharge of Term Loan Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other Term Loan Obligations that constitute an exchange or replacement for or a Refinancing of such Obligations or Term Loan Obligations, subject to compliance with Section 9.3.  In the event any class of Term Loan Obligations is modified and the Obligations in respect thereof are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code or other applicable Debtor Relief Law, such Term Loan Obligations shall be deemed to be discharged when the final payment is made, in cash, in respect of such Obligations and any obligations pursuant to such new indebtedness shall have been satisfied.

“Equity Interests” shall have the meaning given to the term in the Credit Agreements as in effect on the date hereof.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

“Excluded ABL Collateral” shall mean the Initial Growth Capex Reserve Account, in the name of, otherwise held or owned by, each Grantor that is held at Beal Bank USA and/or any of its affiliates.

“Exercise Any Secured Creditor Remedies” or “Exercise of Any Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b)the exercise by any Secured Party of any remedy provided to a secured creditor on account of a Lien under any of the ABL Loan Documents or the Term Loan Documents, as applicable, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Common Collateral in satisfaction of a Lien;

(c)the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Common Collateral or the proceeds thereof;

(d)the appointment, directly or on the application of a Secured Party or of a trustee, receiver, receiver and manager, interim receiver or similar official of all or part of the Common Collateral;

(e)the sale, lease, license or other disposition of all or any portion of the Common Collateral by private or public sale conducted by a Secured Party or by any other means at the direction of a Secured Party permissible under applicable law (including, without limitation, any sale, transfer or other disposition effected pursuant to Section 5.1(a)(ii) or 5.1(b)(ii) hereof);

(f)the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect or other applicable law;

(g)the exercise by a Secured Party of any voting rights relating to any Equity Interest included in the Common Collateral; or

(h)the delivery of any notice, claim or demand relating to the Common Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Common Collateral;

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Any Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency Proceeding of any Loan Party or seeking adequate protection in compliance with this Agreement, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Trigger Period (as

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

defined in the ABL Credit Agreement as in effect on the date hereof) of the type provided in the ABL Credit Agreement as in effect on the date hereof (or any substantially similar provision in any replacement ABL Credit Agreement), including the notification of account debtors, depository institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agent in accordance with the ABL Credit Agreement (or any substantially similar provision in any replacement ABL Credit Agreement), (iii) filing any necessary or appropriate responsive or defensive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Secured Party, to the extent not in contravention of this Agreement, (iv) subject to the restrictions set forth in this Section and not otherwise in contravention of this Agreement, filing any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the Term Loan Priority Collateral, in the case of the Term Loan Secured Parties, or the ABL Priority Collateral, in the case of the ABL Secured Parties, as applicable (v) voting on any Plan in any Insolvency Proceeding of any Loan Party, (vi) the consent by the ABL Agent or the ABL Secured Parties to a going out of business sale or other disposition by any Grantor of any of the ABL Priority Collateral (other than after the occurrence of an “Event of Default” as defined in the ABL Credit Agreement as in effect on the date hereof), (vii) the changing of advance rates, ineligibles or sublimits by the ABL Agent and the ABL Secured Parties, (viii) the imposition or modification of the Availability Reserve (as defined in the ABL Credit Agreement as in effect on the date hereof) by the ABL Agent, (vix) the acceleration of loans under the ABL Credit Agreement or the Term Loan Credit Agreement in accordance with the terms hereof, (x) the consent of the Term Loan Agent to the disposition by any Grantor of any Term Loan Priority Collateral (other than after the occurrence of an “Event of Default” as defined in the Term Loan Credit Agreement as in effect on the date hereof) or (xi) the imposition of a default rate.

“Exit Fees” shall have the meaning set forth in the Term Loan Credit Agreement.

“First Priority Agent” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Agent, and (b) any Term Loan Priority Collateral, the Term Loan Agent.

“First Priority Claims” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Obligations, and (b) any Term Loan Priority Collateral, the Term Loan Obligations.

“First Priority Secured Parties” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Secured Parties, and (b) any Term Loan Priority Collateral, the Term Loan Secured Parties.

“Grantors” shall mean the Parent, Holdings, the Borrower, the other ABL Loan Parties and the other Term Loan Parties.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

“Hedging Agreement” shall mean a (i) “Hedge Agreement” as such term is defined in the Term Loan Credit Agreements or (ii) “Secured Hedge Agreement” as such term is defined in the ABL Credit Agreement.

“Holdings” shall have the meaning set forth in the preamble to this Agreement.

“Indebtedness” shall (i) in the case of the Term Loan Credit Agreement, shall mean “Debt” as such term is defined in the Term Loan Credit Agreement in effect on the date hereof and (ii) in the case of the ABL Credit Agreement, shall have the meaning provided in the ABL Credit Agreement as in effect on the date hereof.

“Initial Growth Capex Reserve Account” shall have the meaning give to the term in the Term Loan Credit Agreement as of the date hereof.

“Insolvency Proceeding” shall mean (a) any case commenced by or against any Grantor under the Bankruptcy Code or any other Debtor Relief Law, any other proceeding for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshaling of the assets or liabilities of any Grantor, any receivership or assignment for the benefit of creditors relating to any Grantor or any similar case or proceeding relative to any Grantor or its creditors, as such, or with respect to any material portion of any Grantor’s property, in each case whether or not voluntary; (b) any liquidation, dissolution, marshaling of assets or liabilities or other winding up of or relating to any Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or (c) any other proceeding of any type or nature in which substantially all claims of creditors of any Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property” shall have the meaning set forth in each of the Specified Collateral Documents in effect on the date hereof (whether or not such agreements are then in effect).

“Intercreditor Agreement Joinder” shall mean, with respect to any Grantor or any New ABL Agent or New Term Loan Agent, an agreement substantially in the form of Exhibit A hereto, executed by the applicable Grantor, New ABL Agent or New Term Loan Agent and delivered by it to the Term Loan Agent and the ABL Agent.

“Lien” shall have the meaning given to the term in the Credit Agreements as in effect on the date hereof.

“Loans” shall mean the collective reference to the ABL Loans and the Term Loans.

“Loss Proceeds Account” shall have the meaning give to the term in the Term Loan Credit Agreement as of the date hereof.

“New ABL Agent” shall have the meaning set forth in Section 9.3(c).

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

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“New Term Loan Agent” shall have the meaning set forth in Section 9.3(c).

“New York Courts” shall have the meaning set forth in Section 9.7.

“Obligations” shall mean, with respect to any Person, any payment, performance or other obligations of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding.  Without limiting the generality of the foregoing, the Obligations of any Grantor under any ABL Loan Document or Term Loan Document include the obligations to pay principal, reimbursement obligations under letters of credit, interest (including all interest and fees that, but for the filing of a petition in bankruptcy with respect to any Grantor, would have accrued on any such obligations, whether or not a claim is allowed or allowable against such Grantor in such bankruptcy proceeding) or premium on any Indebtedness, letter of credit commissions (if applicable), charges, expenses, fees, yield maintenance (including Yield Maintenance Fees (if applicable)), Exit Fees (if applicable), premiums (including Call Premium (if applicable)), attorneys’ fees and disbursements, indemnities, and other amounts payable by such Grantor to reimburse any amount in respect of any of the foregoing that any ABL Lender or Term Loan Lender, in its sole discretion, many elect to pay or advance on behalf of such Grantor.

“Patent” shall have the meaning set forth in each of the Specified Collateral Documents in effect on the date hereof (whether or not such agreements are then in effect).

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Plan” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency Proceeding under the Bankruptcy Code or any other Debtor Relief Laws.

“Pledged Collateral” shall mean the Common Collateral in the possession of the ABL Agent (or its agents or bailees) or a Term Loan Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code or other applicable law.

“Prepayment Account” shall have the meaning give to the term in the Term Loan Credit Agreement as of the date hereof.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

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“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, retire, defease, amend, modify, supplement, amend and restate, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Reinvestment Account” shall have the meaning give to the term in the Term Loan Credit Agreement as of the date hereof.

“Required Lenders” shall mean, with respect to any Credit Agreement, those Lenders (as defined under the applicable Credit Agreement) the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Credit Agreement).

“Second Priority Agent” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Agent, and (b) any Term Loan Priority Collateral, the ABL Agent.

“Second Priority Claims” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Obligations, and (b) any Term Loan Priority Collateral, the ABL Obligations.

“Second Priority Documents” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Documents, and (b) any Term Loan Priority Collateral, the ABL Loan Documents.

“Second Priority Secured Parties” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Secured Parties, and (b) any Term Loan Priority Collateral, the ABL Secured Parties.

“Secured Parties” shall mean the collective reference to the ABL Secured Parties and the Term Loan Secured Parties.

“Specified ABL Hedging Agreement” shall mean a “Specified Hedge Agreement” as such term is defined in the ABL Credit Agreement.

“Specified Collateral Documents” shall mean the ABL Security Agreement and the Term Loan Security Agreement.

“Specified Term Loan Hedging Agreement” shall mean a “Specified Hedge Agreement” as such term is defined in the Term Loan Credit Agreement.

“Subsidiary” shall mean any “Subsidiary” of Parent under (and as defined in) each of the Credit Agreements as in effect on the date hereof.

“Term Declined Lien” shall have the meaning set forth in Section 2.3 hereof.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

“Term DIP Financing” shall have the meaning set forth in Section 6.1.

“Term Loan Agent” shall have the meaning set forth in the preamble to this Agreement.

“Term Loan Cash Collateral” shall have the meaning set, forth in Section 6.1.

“Term Loan Cash Management Bank” shall mean any “Qualified Counterparty” (as defined in the Term Loan Credit Agreement) holding any Term Loan Obligations constituting Term Loan Lender Cash Management Obligations.

“Term Loan Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, upon which a Lien is granted or purported to be granted to the Term Loan Agent under any of the Term Loan Collateral Documents, including the Initial Growth Capex Account.

“Term Loan Collateral Documents” shall have the meaning set forth in the Term Loan Credit Agreement.

“Term Loan Credit Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Term Loan Documents” shall mean “Loan Documents” as defined in the Term Loan Credit Agreement.

“Term Loan Guarantors” shall mean the “Guarantors” as defined in the Term Loan Credit Agreement.

“Term Loan Hedge Bank” shall mean each “Qualified Counterparty” (as defined in the Term Loan Credit Agreement) party to a Specified Term Loan Hedging Agreement.

“Term Loan Lender Cash Management Obligations” shall mean “Cash Management Obligations” as defined in the Term Loan Credit Agreement.

“Term Loan Lender Hedging Obligations” shall mean all amounts owing under any Specified Term Loan Hedging Agreement.

“Term Loan Lenders” shall have the meaning set forth in the preamble to this Agreement.

“Term Loan Obligations” shall mean any and all Obligations of every nature of each Term Loan Party from time to time owed to the Term Loan Secured Parties, or any of them, under, in connection with, or evidenced or secured by any Term Loan Document, including, without limitation, all the “Obligations,” or similar term as defined in the Term Loan Credit Agreement as in effect on the date hereof.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

“Term Loan Parties” shall mean the “Loan Parties” as defined in the Term Loan Credit Agreement.

“Term Loan Priority Collateral” shall mean all Common Collateral other than ABL Priority Collateral, and all collateral security and guarantees with respect to any Term Loan Priority Collateral, and all cash, Money, Instruments, Securities, Financial Assets and Deposit Accounts directly received as proceeds of, or constituting, any Term Loan Priority Collateral, including, without limitation, Equipment, Inventory sold, licensed, assigned or otherwise disposed of a third party not in connection with the provision of services, Intellectual Property, the Loss Proceeds Account, the Prepayment Account and the Reinvestment Account (each as defined the Term Loan Credit Agreement as in effect on the date hereof).

“Term Loan Recovery” shall have the meaning set forth in Section 6.5 hereof.

“Term Loan Secured Parties” shall mean any Term Loan Cash Management Bank and any Term Loan Hedge Bank, together with the Term Loan Agent and the Term Loan Lenders and any other Secured Parties under, and as defined in the Term Loan Credit Agreement.

“Term Loans” shall mean the “Loans” as defined in the Term Loan Credit Agreement.

“Term Loan Standstill Period” shall have the meaning set forth in Section 3.1(a).

“Term Security Agreement” shall mean the Term Loan Guarantee and Collateral Agreement, dated as of the date hereof among the Parent Holdings, the other Term Loan Parties party thereto and the Term Loan Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Trademark” shall have the meaning set forth in each of the Specified Collateral Documents, each as in effect on the date hereof (whether or not such agreements are then in effect).

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, by reason of mandatory provisions of law, perfection or the effect of perfection or non-perfection or the priority of a security interest in any Collateral or the availability of any remedy is governed by the Uniform Commercial Code as in effect in a United States jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other United States jurisdiction for purposes of the provisions of any Loan Document relating to such perfection or effect of perfection or non-perfection or priority or availability of such remedy, as the case may be.

“Yield Maintenance Fees” shall have the meaning set forth in the Term Loan Credit Agreement.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Rules of Construction

.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, substitutions, joinders and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, substitutions, joinders and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Except as otherwise provided herein, any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

UCC Definitions

.  The following terms, which are defined in uncapitalized form or otherwise used in the Uniform Commercial Code are used herein as so defined or used, as the context requires:

Accounts, Cash Equivalents, Chattel Paper, Deposit Account, Document, Document of Title, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, General Intangible, Instrument, Inventory, Letter-of-Credit Right, Money, Payment Intangible, Proceeds, Records, Securities, Securities Account, Security Entitlement, Supporting Obligation and Tangible Chattel Paper.

Section 2PRIORITY OF LIENS.

Subordination of Liens

.  Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent for the benefit of the ABL Secured Parties on the Common Collateral or of any Liens granted to the Term Loan Agent for the benefit of the Term Loan Secured Parties on the Common Collateral, (ii) any provision of the UCC, the Bankruptcy Code, or any other applicable Debtor Relief Law or other law or the ABL Loan Documents or the Term Loan Documents, (iii) whether the ABL Agent or the Term Loan Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and each ABL Secured Party, and the Term Loan Agent, on behalf of itself and each applicable Term Loan Secured Party, hereby agree that:

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

(a)any Lien on the ABL Priority Collateral securing any ABL Obligations now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Parties or any agent, trustee, receiver, interim receiver or similar Person therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the ABL Priority Collateral securing any Term Loan Obligations,

(b)any Lien on the ABL Priority Collateral securing any Term Loan Obligations, now or hereafter held by or on behalf of a Term Loan Agent, any Term Loan Secured Parties or any agent, trustee, receiver, interim receiver or similar Person therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the ABL Priority Collateral securing any ABL Obligations,

(c)any Lien on the Term Loan Priority Collateral securing any Term Loan Obligations now or hereafter held by or on behalf of the Term Loan Agent, any Term Loan Secured Parties or any agent, trustee, receiver, interim receiver or similar Person therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Term Loan Priority Collateral securing any ABL Obligations, and

(d)any Lien on the Term Loan Priority Collateral securing any ABL Obligations, now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Parties or any agent, trustee, receiver, interim receiver or similar Person therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any Term Loan Obligations.

All Liens on the ABL Priority Collateral securing any ABL Obligations shall be and remain senior in all respects and prior to all Liens on the ABL Priority Collateral securing any Term Loan Obligations for all purposes, whether or not such Liens securing any ABL Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person.  All Liens on the Term Loan Priority Collateral securing any Term Loan Obligations shall be and remain senior in all respects and prior to all Liens on the Term Loan Priority Collateral securing any ABL Obligations for all purposes, whether or not such Liens securing any Term Loan Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person.

Prohibition on Contesting Liens

.  The ABL Agent, for itself and on behalf of each ABL Secured Party, and the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

(including any Insolvency Proceeding), the validity, perfection, priority or enforceability of (a) any Lien securing any ABL Obligations held (or purported to be held) by or on behalf of the ABL Agent or any of the ABL Secured Parties or any agent, or trustee, receiver, interim receiver or similar Person therefor in any ABL Collateral or (b) a Lien securing any Term Loan Obligations held (or purported to be held) by or on behalf of any Term Loan Secured Party in any Term Loan Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed (x) to prevent or impair the rights of the ABL Agent or any ABL Secured Party to enforce this Agreement (including the priority of the Liens securing the ABL Obligations as provided in Section 2.1 with respect to any ABL Priority Collateral) or any of the ABL Loan Documents or (y) to prevent or impair the rights of a Term Loan Agent or any Term Loan Secured Party to enforce this Agreement (including the priority of the Liens securing the Term Loan Obligations as provided in Section 2.1 with respect to any Term Loan Priority Collateral) or any of the Term Loan Documents.

2.3No New Liens.

(a)So long as the Discharge of ABL Obligations has not occurred, the Term Loan Agent agrees, for itself and on behalf of each applicable Term Loan Secured Party, whether or not any Insolvency Proceeding has been commenced by or against the Borrower, or any other Grantor, that it shall not, except as otherwise provided herein, acquire or hold any Lien on any assets of the Borrower or any other Grantor securing any Term Loan Obligations that, to the extent permissible under applicable law, are not also subject to the Liens in respect of the ABL Obligations under the ABL Loan Documents; provided that this provision will not be violated with respect to any ABL Obligations if the ABL Agent is given a reasonable opportunity to accept a Lien on any asset or property and the ABL Agent states in writing that the ABL Loan Documents in respect thereof prohibit the ABL Agent from accepting a Lien on such asset or property or the ABL Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien, an “ABL Declined Lien”).  If the Term Loan Agent or any Term Loan Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any collateral of a Grantor that is not also subject to the Liens in respect of the ABL Obligations under the ABL Loan Documents (other than an ABL Declined Lien), then the Term Loan Agent shall, to the extent permissible under applicable law, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien and in any event take such actions as may be requested by the ABL Agent to assign or release such Liens to the ABL Agent (and/or its designees) as security for the ABL Obligations.

(b)So long as the Discharge of Term Loan Obligations has not occurred, the ABL Agent agrees, for itself and on behalf of each ABL Secured Party, whether or not any Insolvency Proceeding has been commenced by or against the Borrower, or any other Grantor, that

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

it shall not, except as otherwise provided herein, acquire or hold any Lien on any assets of the Borrower or any other Grantor securing any ABL Obligations that, to the extent permissible under applicable law, are not also subject to the Liens in respect of the Term Loan Obligations under the Term Loan Documents; provided that this provision will not be violated with respect to any Term Loan Obligations if the Term Loan Agent is given a reasonable opportunity to accept a Lien on any asset or property and the Term Loan Agent states in writing that the Term Loan Documents in respect thereof prohibit the Term Loan Agent from accepting a Lien on such asset or property or the Term Loan Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien, a “Term Declined Lien”).  If the ABL Agent or any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any collateral of a Grantor that is not also subject to the Liens in respect of the Term Loan Obligations under the Term Loan Documents (other than a Term Declined Lien), then the ABL Agent shall, to the extent permissible under applicable law, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the Term Loan Agent as security for the Term Loan Obligations (in each case, subject to the Lien priority and other terms hereof) and shall promptly notify the Term Loan Agent in writing of the existence of such Lien and in any event take such actions as may be requested by the Term Loan Agent to assign or release such Liens to the Term Loan Agent (and/or its designees) as security for the Term Loan Obligations.

Notwithstanding anything in this Agreement to the contrary, Excluded ABL Collateral shall only constitute Term Loan Collateral subject to a lien in favor of the Term Loan Agent and shall in no event constitute ABL Collateral or Common Collateral and shall not be subject to a lien in favor of the ABL Agent hereunder or under any ABL Document.

Perfection of Liens

.  With respect to any portion of the Common Collateral, except as expressly set forth in Section 5.5, neither the First Priority Agent nor the First Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Priority Agent and the Second Priority Secured Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties as a class, on the one hand, and the Term Loan Secured Parties as a class, on the other hand, and shall not impose on the ABL Agent, the Term Loan Agent, the ABL Secured Parties, the Term Loan Secured Parties or any agent, trustee, receiver, interim receiver or similar Person therefor any obligations in respect of the disposition of proceeds of any Common Collateral that would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5Waiver of Marshaling.

(a)Until the Discharge of ABL Obligations, the Term Loan Agent, on behalf of itself and the applicable Term Loan Secured Parties, agrees not to assert and hereby waives, to

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the ABL Priority Collateral.

(b)Until the Discharge of Term Loan Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the Term Loan Priority Collateral.

Section 3ENFORCEMENT.

3.1Exercise of Remedies.

(a)So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against the Borrower or any other Grantor, subject to Section 5.6 and 6.2, (i) no Term Loan Agent or Term Loan Secured Party will (x) Exercise Any Secured Creditor Remedies or seek to Exercise Any Secured Creditor Remedies (including setoff or recoupment) with respect to any ABL Priority Collateral, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the ABL Priority Collateral by the ABL Agent or any ABL Secured Party in respect of the ABL Obligations, the exercise of any right by the ABL Agent or any ABL Secured Party (or any agent or sub-agent on their behalf) in respect of the ABL Obligations, or any other exercise by any such party of any rights and remedies relating to the ABL Priority Collateral under the ABL Loan Documents or otherwise in respect of ABL Obligations, or (z) object to the forbearance by the ABL Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other Exercise of Any Secured Creditor Remedies relating to the ABL Priority Collateral in respect of ABL Obligations and (ii) except as otherwise provided herein, the ABL Agent and the ABL Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of the Term Loan Agent or any Term Loan Secured Party; provided, however, that (A) in any Insolvency Proceeding commenced by or against the Borrower or any other Grantor, the Term Loan Agent may file a proof of claim or statement of interest with respect to the Term Loan Obligations, and (B) the Term Loan Agent may take any action (not adverse to the Liens on the ABL Priority Collateral securing the ABL Obligations, or the rights of the ABL Agent or the ABL Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the ABL Priority Collateral; provided, further, that the Term Loan Agent or any Term Loan Lender may exercise any or all of such rights, powers, or remedies after a period of at least 180 days has elapsed since (1) a Term Loan Agent has declared the existence of an “Event of Default” under the Term Loan Credit Agreement, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Term Loan Obligations and demanded payment thereof and (2) the ABL Agent has received notice thereof from the Term Loan Agent; provided further, however, that neither the Term Loan Agent nor any other Term Loan Secured Party shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 180 day period, the ABL Agent or the other ABL Lenders (A) shall have commenced, whether before or after the expiration of such 180 day period and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of the ABL Priority Collateral (prompt written notice of such exercise to be given to the Term Loan Agent), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (including any “automatic stay” during an Insolvency Proceeding) (the period during which the Term Loan Agent and the Term Loan Secured Parties may not pursuant to this Section 3.1(a)(ii) exercise any rights, powers or remedies with respect to the ABL Priority Collateral, the “Term Loan Standstill Period”). In exercising rights and remedies with respect to the ABL Priority Collateral, the ABL Agent and the ABL Secured Parties may enforce the provisions of the ABL Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion consistent with the terms of the ABL Loan Documents and this Agreement.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Priority Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code or other applicable law and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(b)So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against the Borrower, or any other Grantor, subject to Section 5.6 and 6.2, (i) no ABL Agent or ABL Secured Party will (x) Exercise Any Secured Creditor Remedies or seek to Exercise Any Secured Creditor Remedies (including setoff or recoupment) with respect to any Term Loan Priority Collateral, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure but excluding any exercise of cash dominion), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Term Loan Priority Collateral by the Term Loan Agent or any Term Loan Secured Party in respect of the Term Loan Obligations, the exercise of any right by the Term Loan Agent or any Term Loan Secured Party (or any agent or sub-agent on their behalf) in respect of the Term Loan Obligations, or any other exercise by any such party of any rights and remedies relating to the Term Loan Priority Collateral under the Term Loan Documents or otherwise in respect of Term Loan Obligations, or (z) object to the forbearance by the Term Loan Secured Parties from bringing or pursuing any foreclosure proceeding or action or

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

any other Exercise of Any Secured Creditor Remedies relating to the Term Loan Priority Collateral in respect of Term Loan Obligations and (ii) except as otherwise provided herein, the Term Loan Agent and the Term Loan Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Term Loan Priority Collateral without any consultation with or the consent of the ABL Agent or any ABL Secured Party; provided, however, that (A) in any Insolvency Proceeding commenced by or against the Borrower or any other Grantor, the ABL Agent may file a proof of claim or statement of interest with respect to the ABL Obligations and (B) the ABL Agent may take any action (not adverse to the  Liens on the Term Loan Priority Collateral securing the Term Loan Obligations, or the rights of the Term Loan Agent or the Term Loan Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Term Loan Priority Collateral; provided, further, that the ABL Agent or any ABL Lender may exercise any or all of such rights, powers, or remedies after a period of a least 180 days has elapsed since (1) the ABL Agent has declared the existence of an “Event of Default” under the ABL Credit Agreement, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all ABL Obligations, and demanded payment thereof and (2) the Term Loan Agent has received notice thereof from the ABL Agent; provided further, however, that neither the ABL Agent nor any other ABL Lender shall exercise any rights or remedies with respect to the Term Loan Priority Collateral if, notwithstanding the expiration of such 180 day period, the Term Loan Agent or the other Term Loan Lenders (A) shall have commenced, whether before or after the expiration of such 180 day period and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of the Term Loan Priority Collateral (prompt written notice of such exercise to be given to the ABL Agent), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (including any “automatic stay” during an Insolvency Proceeding) (the period during which the ABL Agent and the ABL Lenders may not pursuant to this Section 3.1(b)(ii) exercise any rights, powers or remedies with respect to the Term Loan Priority Collateral, the “ABL Standstill Period”).  In exercising rights and remedies with respect to the Term Loan Priority Collateral, the Term Loan Agent and the Term Loan Secured Parties may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion consistent with the terms of the Term Loan Documents.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Term Loan Priority Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code or other applicable law and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(c)So long as the Discharge of ABL Obligations has not occurred, the Term Loan Agent, on behalf of itself and each applicable Term Loan Secured Party, agrees that it will not take or receive any ABL Priority Collateral or any proceeds of ABL Priority Collateral in

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any ABL Priority Collateral or otherwise.  Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, except as expressly provided in the provisos in clause (ii) of Section 3.1(a), the sole right of the Term Loan Agent and the Term Loan Secured Parties with respect to the ABL Priority Collateral is to hold a Lien on the ABL Priority Collateral pursuant to the Term Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of ABL Obligations has occurred.  So long as the Discharge of Term Loan Obligations has not occurred, the ABL Agent, on behalf of itself and each ABL Secured Party, agrees that it will not take or receive any Term Loan Priority Collateral or any proceeds of Term Loan Priority Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Term Loan Priority Collateral or otherwise.  Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in the provisos in clause (ii) of Section 3.1(b), the sole right of the ABL Agent and the ABL Secured Parties with respect to the Term Loan Priority Collateral is to hold a Lien on the Term Loan Priority Collateral pursuant to the ABL Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Term Loan Obligations has occurred.

(d)Subject to the provisos in clause (ii) of Section 3.1(a) above and Section 5.6 and 6.2, (i) the Term Loan Agent, for itself and on behalf of each applicable Term Loan Secured Party, agrees that the Term Loan Agent and the Term Loan Secured Parties will not take any action that would hinder any Exercise of Any Secured Creditor Remedies undertaken by the ABL Agent or the ABL Secured Parties with respect to the ABL Priority Collateral under the ABL Loan Documents, including any sale, lease, exchange, transfer or other disposition of the ABL Priority Collateral, whether by foreclosure or otherwise, and (ii) the Term Loan Agent, for itself and on behalf of each applicable Term Loan Secured Party, hereby waives any and all rights it or any such Term Loan Secured Party may have as a junior lien creditor or otherwise with respect to the ABL Priority Collateral to object to the manner in which the ABL Agent or the ABL Secured Parties seek to enforce or collect the ABL Obligations with respect to the ABL Priority Collateral or the Liens granted in any of the ABL Priority Collateral, regardless of whether any action or failure to act by or on behalf of the ABL Agent or ABL Secured Parties is adverse to the interests of the Term Loan Secured Parties in the ABL Priority Collateral.  Subject to the provisos in clause (ii) of Section 3.1(b) above and Section 5.6, (i) the ABL Agent, for itself and on behalf of each ABL Secured Party, agrees that the ABL Agent and the ABL Secured Parties will not take any action that would hinder any Exercise of Any Secured Creditor Remedies undertaken by the Term Loan Agent or the Term Loan Secured Parties with respect to the Term Loan Priority Collateral under the Term Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Term Loan Priority Collateral, whether by foreclosure or otherwise, and (ii) the ABL Agent, for itself and on behalf of each ABL Secured Party, hereby waives any and all rights it or any ABL Secured Party may have as a junior lien creditor or otherwise with respect to the Term Loan Priority Collateral to object to the manner in which the Term Loan Agent or the Term Loan

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Secured Parties seek to enforce or collect the Term Loan Obligations with respect to the Term Loan Priority Collateral or the Liens granted in any of the Term Loan Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Term Loan Agent or Term Loan Secured Parties is adverse to the interests of the ABL Secured Parties in the Term Loan Priority Collateral.

(e)The Term Loan Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Term Loan Document shall be deemed to restrict in any way the rights and remedies of the ABL Agent or the ABL Secured Parties with respect to the ABL Priority Collateral as set forth in this Agreement and the ABL Loan Documents.  The ABL Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any ABL Loan Document shall be deemed to restrict in any way the rights and remedies of the Term Loan Agent or the Term Loan Secured Parties with respect to the Term Loan Priority Collateral as set forth in this Agreement and the Term Loan Documents.

3.2Actions Upon Breach.

(a)If any Term Loan Secured Party, in contravention of the terms of this Agreement, in any way takes or attempts or threatens to take any action with respect to the ABL Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement except as provided in the provisos to Section 3.1(a)(ii)), this Agreement shall create an irrebuttable presumption and admission by such Term Loan Secured Party that relief against such Term Loan Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the ABL Secured Parties, it being understood and agreed by the Term Loan Agent on behalf of each applicable Term Loan Secured Party that (i) the ABL Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Term Loan Secured Party waives any defense that the Grantors and/or the ABL Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

(b)If any ABL Secured Party, in contravention of the terms of this Agreement, in any way takes or attempts or threatens to take any action with respect to the Term Loan Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement except as provided in the provisos to Section 3.1(b)(ii)), this Agreement shall create an irrebuttable presumption and admission by such ABL Secured Party that relief against such ABL Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Term Loan Secured Parties, it being understood and agreed by the ABL Agent on behalf of each ABL Secured Party that (i) the applicable Term Loan Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each ABL Secured Party waives any defense that the Grantors and/or the Term Loan Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

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Section 4PAYMENTS.

Revolving Nature of ABL Obligations

.  The Term Loan Agent on behalf of itself and the Term Loan Lenders, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any ABL Priority Collateral or the release of any Lien by the ABL Agent upon any portion of the ABL Priority Collateral in connection with a permitted disposition by the Grantors under the ABL Credit Agreement and the Term Loan Credit Agreement shall constitute the Exercise of Any Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that subject to Sections 5.3 and 9.3, the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Loan Secured Parties and without affecting the provisions hereof; and (iii) all ABL Priority Collateral or the proceeds thereof received by the ABL Agent may be applied, reversed, reapplied, credited or reborrowed, in whole or in part, to the ABL Obligations at any time in accordance with the provisions of this Agreement; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Any Secured Creditor Remedies or the date on which an Insolvency Proceeding commences, all ABL Priority Collateral and the proceeds thereof received by the ABL Agent or any ABL Lender shall, except as otherwise provided in Section 6, shall be applied as specified in this Section 4.  The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Term Loan Obligations, or any portion thereof.

Application of Proceeds of ABL Priority Collateral

.  The ABL Agent and the Term Loan Agent hereby agree that all ABL Priority Collateral and the proceeds thereof, including (x) whatever is recoverable or recovered when any ABL Priority Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, including any additional or replacement ABL Priority Collateral provided during any Insolvency Proceeding and any payment or property received during an Insolvency Proceeding on account of, or from, ABL Priority Collateral, an interest in the ABL Priority Collateral or the value of any ABL Priority Collateral and (y) any distribution received in respect of any of the foregoing or in respect of any Lien on any ABL Priority Collateral or any “secured claim” within the meaning of section 506(a) of the Bankruptcy Code to the extent such claim is secured by ABL Priority Collateral, in each case, received by either of them from the Exercise of Any Secured Creditor Remedies, or in connection with any Insolvency Proceeding (including for this purpose, any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral by a Grantor with the consent of the ABL Agent

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at any time that an Event of Default under the ABL Credit Agreement has occurred and is continuing), shall, except as otherwise expressly provided in Section 6.10, shall be applied:

(a)first, to the payment of the ABL Obligations in accordance with the ABL Loan Documents until a Discharge of ABL Obligations has occurred;

(b)second, to the payment of the Term Loan Obligations in accordance with the Term Loan Documents until a Discharge of Term Loan Obligations has occurred; and

(c)third, the balance, if any, to the Grantors or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Application of Proceeds of Term Loan Priority Collateral

.  The ABL Agent and the Term Loan Agent hereby agree that all Term Loan Priority Collateral and proceeds thereof, including (x) whatever is recoverable or recovered when any Term Priority Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, including any additional or replacement Term Priority Collateral provided during any Insolvency Proceeding and any payment or property received during an Insolvency Proceeding on account of, or from, Term Priority Collateral, an interest in the Term Priority Collateral or the value of any Term Priority Collateral and (y) any distribution received in respect of any of the foregoing or in respect of any Lien on any Term Priority Collateral or any “secured claim” within the meaning of section 506(a) of the Bankruptcy Code to the extent such claim is secured by Term Priority Collateral, in each case received by either of them from the Exercise of Any Secured Creditor Remedies, or in connection with any Insolvency Proceeding (including for this purpose, any sale, transfer or other disposition of all or any portion of the Term Loan Priority Collateral by a Grantor with the consent of the Term Loan Agent at any time that an Event of Default under the Term Loan Credit Agreement has occurred and is continuing), shall, except as otherwise expressly provided in Section 6.10, shall be applied:

(a)first, to the payment of the Term Loan Obligations in accordance with the Term Loan Documents until a Discharge of Term Loan Obligations has occurred;

(b)second, to the payment of the ABL Obligations in accordance with the ABL Loan Documents until a Discharge of ABL Obligations has occurred; and

(c)third, the balance, if any, to the Grantors or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4.4Payments Over.

(a)Any ABL Priority Collateral or proceeds thereof including (x) whatever is recoverable or recovered when any ABL Priority Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily (including any additional or replacement ABL

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Priority Collateral provided during any Insolvency Proceeding and any payment or property received during an Insolvency Proceeding or otherwise) on account of, or from, ABL Priority Collateral, an interest in the ABL Priority Collateral or the value of any ABL Priority Collateral and (y) any distribution received in respect of any of the foregoing or in respect of any Lien on any ABL Priority Collateral or any “secured claim” within the meaning of section 506(a) of the Bankruptcy Code to the extent such claim is secured by ABL Priority Collateral, received by the Term Loan Agent or any Term Loan Secured Party in connection with the Exercise of Any Secured Creditor Remedy relating to the ABL Priority Collateral or otherwise (including as a result of misdirected proceeds) shall be segregated and held in trust for the benefit of and forthwith paid over to the ABL Agent (and/or its designees) for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The ABL Agent is hereby authorized to make any such endorsements as agent for the Term Loan Agent or any such Term Loan Secured Party.  This authorization is coupled with an interest and is irrevocable.

(b)Any Term Loan Priority Collateral or proceeds thereof including (x) whatever is recoverable or recovered when any Term Priority Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily (including any additional or replacement Term Priority Collateral provided during any Insolvency Proceeding and any payment or property received during an Insolvency Proceeding or otherwise) on account of, or from, Term Priority Collateral, an interest in the Term Priority Collateral or the value of any Term Priority Collateral and (y) any distribution received in respect of any of the foregoing or in respect of any Lien on any Term Priority Collateral or any “secured claim” within the meaning of section 506(a) of the Bankruptcy Code to the extent such claim is secured by Term Priority Collateral, received by the ABL Agent or any ABL Secured Party in connection with the Exercise of Any Secured Creditor Remedy relating to the Term Loan Priority Collateral or otherwise (including as a result of misdirected proceeds) or shall be segregated and held in trust for the benefit of and forthwith paid over to the Term Loan Agent (and/or its designees) for the benefit of the Term Loan Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Term Loan Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such ABL Secured Party.  This authorization is coupled with an interest and is irrevocable.

(c)Promptly upon the Discharge of ABL Obligations, the ABL Agent shall deliver written notice confirming the same to the Term Loan Agent; provided that the failure to give any such notice shall not result in any liability of the ABL Agent or the ABL Secured Parties hereunder or in the modification, alteration, impairment, or waiver of the rights of any party hereunder.  Promptly upon the Discharge of Term Loan Obligations, the Term Loan Agent shall deliver written notice confirming the same to the ABL Agent; provided that the failure to give any such notice shall not result in any liability of the Term Loan Agent or the Term Loan Secured Parties hereunder or in the modification, alteration, impairment, or waiver of the rights of any party hereunder.

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Section 5OTHER AGREEMENTS.

5.1Releases.

(a)If, at any time any Grantor or the holder of any ABL Obligations delivers notice to the Term Loan Agent that any ABL Priority Collateral is sold, transferred or otherwise disposed of (including for such purpose, in the case of the sale of Equity Interest of any Subsidiary, any ABL Priority Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) or any other release of ABL Priority Collateral has occurred in accordance with the provisions of the ABL Credit Agreement:

(i)in a transaction permitted under the ABL Credit Agreement and the Term Loan Credit Agreement; or

(ii)during the existence of any Event of Default under (and as defined in, as in effect on the date hereof) the ABL Credit Agreement by the owner of such ABL Priority Collateral (to the extent the ABL Agent has consented to such sale, transfer or disposition) or by the ABL Agent in connection with the Exercise of Any Secured Creditor Remedies;

then (whether or not any Insolvency Proceeding is pending at the time) the Liens in favor of the Term Loan Secured Parties upon such ABL Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such ABL Priority Collateral securing ABL Obligations (and, as applicable, the guarantee granted by any Term Loan Guarantor that, as a result of such sale, transfer or other disposition is no longer a Subsidiary of Holdings) are released and discharged; provided that the proceeds of such sale, transfer or other disposition shall be applied as specified in the ABL Credit Agreement; provided, further, that if the Exercise of Any Secured Creditor Remedies has occurred in respect of any ABL Obligations such proceeds shall be applied in accordance with Section 4 hereof.  Upon delivery to the Term Loan Agent of a notice from the ABL Agent stating that any release or discharge of Liens by the ABL Agent securing or supporting the ABL Obligations on any ABL Priority Collateral has become effective (or shall become effective upon the Term Loan Agent’s release), the Term Loan Agent will promptly execute, file and deliver such instruments, releases, termination statements, discharges or other documents (including UCC-3 termination statements, or discharges or registration, mortgage releases, and termination of USPTO and copyright filings) confirming such release or discharge or non-crystallization on customary terms at the expense of the Borrower.

The Term Loan Agent, for itself and on behalf of each applicable Term Loan Secured Party, hereby irrevocably constitutes and appoints (which appointment being coupled with an interest) the ABL Agent and any officer or agent of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Term Loan Agent or such Term Loan Secured Party (as applicable) or in the ABL Agent’s own name, from time to time in the ABL Agent’s discretion, for the purpose of carrying out the

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terms of this Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments and make filings that may be necessary or desirable to accomplish the purposes of this Section 5.1(a), including filing any termination statements, discharges or registrations, endorsements or other instruments of transfer, discharge or release; provided that the ABL Agent shall not exercise such power of attorney unless the Term Loan Agent have failed to comply with their obligations under this Section 5.1 within two Business Days after demand by the ABL Agent.

(b)If, at any time any Grantor or the holder of any Term Loan Obligation delivers notice to the ABL Agent that any specified Term Loan Priority Collateral (including all or substantially all of the Equity Interest of a Grantor or any of its Subsidiaries) (including for such purpose, in the case of the sale of Equity Interest of any Subsidiary, any Term Loan Priority Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is sold, transferred or otherwise disposed of or any other release of Term Loan Priority Collateral has occurred in accordance with the provisions of the Term Loan Credit Agreement:

(i)in a transaction permitted under the Term Loan Credit Agreement and the ABL Credit Agreement; or

(ii)during the existence of any Event of Default under (and as defined in, as in effect on the date hereof) the Term Loan Credit Agreement by the owner of such Term Loan Priority Collateral (to the extent the Term Loan Agent has consented to such sale, transfer or disposition) or by the Term Loan Agent in connection with the Exercise of Any Secured Creditor Remedies;

then (whether or not any Insolvency Proceeding is pending at the time) the Liens in favor of the ABL Secured Parties upon such Term Loan Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Term Loan Priority Collateral securing Term Loan Obligations (and, as applicable, the guarantee granted by any ABL Guarantor that, as a result of such sale, transfer or other disposition is no longer a Subsidiary of Holdings) are released and discharged; provided that the proceeds of such sale, transfer or other disposition shall be applied as specified in the Term Loan Credit Agreement; provided, further, that, if the Exercise of Any Secured Creditor Remedies has occurred in respect of any Term Loan Obligations, such proceeds shall be applied in accordance with Section 4 hereof.  Upon delivery to the ABL Agent of a notice from the Term Loan Agent stating that any release or discharge of Liens by the Term Loan Agent securing or supporting the Term Loan Obligations on any Term Loan Priority Collateral has become effective (or shall become effective upon the ABL Agent’s release), the ABL Agent will promptly execute, file and deliver such instruments, discharges, releases, termination statements, debt assignments or transfers or other documents (including UCC-3 termination statements, or discharges or registration, mortgage releases, and termination of USPTO and copyright filings) confirming such release or discharge or non-crystallization on customary terms at the expense of the Borrower.

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The ABL Agent, for itself and on behalf of each ABL Secured Party, hereby irrevocably constitutes and appoints (which appointment being coupled with an interest the Term Loan Agent and any office or agent of the Term Loan Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the ABL Agent or such ABL Secured Party (as applicable) or in the Term Loan Agent’s own name, from time to time in the Term Loan Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(b), to take any and all appropriate action and to execute any and all documents and instruments and make any filings that may be necessary or desirable to accomplish the purposes of this Section 5.1(b), including filing any termination statements, discharges or registrations, endorsements or other instruments of transfer, discharge or release; provided that the Term Loan Agent shall not exercise such power of attorney unless the ABL Agent has failed to comply with its obligations under this Section 5.1 within two Business Days after demand by the Term Loan Agent.

(c)Unless and until the Discharge of ABL Obligations has occurred, the Term Loan Agent, for itself and on behalf of each applicable Term Loan Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of ABL Priority Collateral to the repayment of ABL Obligations pursuant to the ABL Credit Agreement; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Term Loan Agent or the Term Loan Secured Parties to receive proceeds in connection with the Term Loan Obligations not otherwise in contravention of this Agreement.

(d)Unless and until the Discharge of Term Loan Obligations has occurred, the ABL Agent, for itself and on behalf of each ABL Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Term Loan Priority Collateral to the repayment of Term Loan Obligations pursuant to the Term Loan Credit Agreement; provided that nothing in this Section 5.1(d) shall be construed to prevent or impair the rights of the ABL Agent or the ABL Secured Parties to receive proceeds in connection with the ABL Obligations not otherwise in contravention of this Agreement.

5.2Insurance.

(a)Proceeds of Common Collateral include insurance proceeds and, therefore, the Lien priority set forth in this Agreement shall govern the ultimate disposition of casualty insurance proceeds.

(b)Unless and until the Discharge of ABL Obligations has occurred, the ABL Agent and the ABL Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the ABL Loan Documents, to adjust settlement for any insurance policy covering the ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation, expropriation or similar proceeding affecting the ABL Priority Collateral; provided that if any insurance claim includes both ABL Priority Collateral and Term

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Loan Priority Collateral, the insurer will not settle such claim separately with respect to ABL Priority Collateral and Term Loan Priority Collateral, and if the ABL Agent and the Term Loan Agent are unable after negotiating in good faith to agree on the settlement for such claim, either such Person may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the parties.  Unless and until the Discharge of ABL Obligations has occurred, all proceeds of any such policy and any such award in respect of the ABL Priority Collateral shall be paid in accordance with the terms of Section 4.2.  If the Term Loan Agent or any Term Loan Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the ABL Agent in accordance with the terms of Section 4.4.

(c)Unless and until the Discharge of Term Loan Obligations has occurred, the Term Loan Agent and the Term Loan Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Term Loan Documents, to adjust settlement for any insurance policy covering the Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation, expropriation or similar proceeding affecting the Term Loan Priority Collateral; provided that, if any insurance claim includes both ABL Priority Collateral and Term Loan Priority Collateral, the insurer will not settle such claim separately with respect to ABL Priority Collateral and Term Loan Priority Collateral, and if the ABL Agent and the Term Loan Agent are unable after negotiating in good faith to agree on the settlement for such claim, either such Person may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the parties.  Unless and until the Discharge of Term Loan Obligations has occurred, all proceeds of any such policy and any such award in respect of the Term Loan Priority Collateral shall be paid in accordance with the terms of Section 4.3.  If the ABL Agent or any ABL Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Term Loan Agent in accordance with the terms of Section 4.4.

5.3Amendments to ABL Loan Documents and Term Loan Documents.

(a)The Term Loan Agent, on behalf of itself and the applicable Term Loan Secured Parties, hereby agrees that, without affecting the obligations of the Term Loan Agent or the Term Loan Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Loan Agent or any Term Loan Secured Parties (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Term Loan Agent or any Term Loan Secured Party or impairing or releasing the Lien subordination provided for herein, amend, restate, supplement, replace, Refinance, extend,

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consolidate, restructure, or otherwise modify any of the ABL Loan Documents in any manner whatsoever (subject to compliance with Section 9.4, to the extent applicable), including to:

(i)change the manner, place, time or terms of payment or renew or alter or increase all or any of the ABL Obligations or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Loan Documents;

(ii)retain or, subject to Section 2.3, obtain a Lien on any property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Loan Documents;

(iii)amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)subject to Section 5.1, release or discharge its Lien on any Common Collateral or other property;

(v)exercise or refrain from exercising any rights against the Borrowers, any Grantor or any other Person;

(vi)retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b)The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, the Term Loan Agent and the Term Loan Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the Lien subordination provided for herein, amend, restate, supplement, replace, Refinance, extend, consolidate, restructure or otherwise modify any of the Term Loan Documents in any manner whatsoever (subject to compliance with Section 9.3, to the extent applicable), including to:

(i)change the manner, place, time, or terms of payment or renew, alter or increase all or any of the Term Loan Obligations or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Loan Obligations or any of the Term Loan Documents;

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(ii)retain or, subject to Section 2.3, obtain a Lien on any property of any Person to secure any of the Term Loan Obligations, and in connection therewith to enter into any additional Term Loan Documents;

(iii)amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Loan Obligations;

(iv)subject to Section 5.1, release its respective Lien on any Common Collateral or other property;

(v)exercise or refrain from exercising any rights against the Borrower, any Grantor or any other Person;

(vi)retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Loan Obligations; and

(vii)otherwise manage and supervise the Term Loan Obligations as the Term Loan Agent shall deem appropriate.

(c)The ABL Obligations and the Term Loan Obligations may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the Refinancing transaction under any ABL Loan Document or any Term Loan Document) of, the ABL Agent, the ABL Secured Parties, the Term Loan Agent or the Term Loan Secured Parties, as the case may be, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that the holders of such Refinancing Indebtedness (or an authorized agent, trustee, receiver, interim receiver or similar Person on their behalf) comply with Section 9.3 (to the extent applicable), and any such Refinancing transaction shall be in accordance with any applicable provisions of the ABL Loan Documents and the Term Loan Documents.

(d)In the event that the ABL Agent or the ABL Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the ABL Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Collateral Document or changing in any manner the rights of the ABL Agent, the ABL Secured Parties, the Borrower or any other Grantor thereunder in respect of the ABL Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Term Loan Collateral Document (but solely as to ABL Priority Collateral) without the consent of the Term Loan Agent or any Term Loan Secured Party and without any action by the Term Loan Secured Parties, the Borrower or any other Grantor; provided that such amendment, waiver or consent may not materially adversely affect the rights of the applicable Term Loan Secured Parties or the interests of the applicable Term Loan Secured Parties in the ABL Priority Collateral, in each case, in a manner inconsistent with the terms of this

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Agreement, unless the rights and interests of all other creditors of the Borrower or such Grantor, as the case may be, that have a security interest in the affected collateral are affected in a like or similar manner (without regard to the fact that the Lien of such ABL Collateral Document is senior to the Lien of the comparable Term Loan Collateral Document).  The ABL Agent shall give written notice of such amendment, waiver or consent to the Term Loan Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Term Loan Collateral Document as set forth in this Section 5.3(d).

(e)In the event that a Term Loan Agent or the Term Loan Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the Term Loan Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Collateral Document or changing in any manner the rights of the Term Loan Agent, the Term Loan Secured Parties, the Borrower or any other Grantor thereunder in respect of the Term Loan Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable ABL Collateral Document (but solely as to Term Loan Priority Collateral) without the consent of the ABL Agent or any ABL Secured Party and without any action by the ABL Secured Parties, the Borrowers or any other Grantor; provided that such amendment, waiver or consent may not materially adversely affect the rights of the ABL Secured Parties or the interests of the ABL Secured Parties in the Term Loan Priority Collateral, in each case, in a manner inconsistent with the terms of this Agreement, unless the rights and interests of all other creditors of the Borrower or such Grantor, as the case may be, that have a security interest in the affected collateral are affected in a like or similar manner (without regard to the fact that the Lien of such Term Loan Collateral Document is senior to the Lien of the comparable ABL Collateral Document).  The Term Loan Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 5.3(e).

Rights as Unsecured Creditors

.  The Second Priority Agents and the Second Priority Secured Parties may exercise rights and remedies as an unsecured creditor against Holdings, the Borrower or any Subsidiary that has guaranteed the Second Priority Claims in accordance with the terms of the applicable Second Priority Documents and applicable law, in each case to the extent not inconsistent with or contrary to the provisions of this Agreement including any provisions prohibiting or restricting any party from taking various actions or making various objections).  Except as provided herein, including, without limitation, Sections 6.3, 6.4, 6.9 and 6.10, nothing in this Agreement shall prohibit the receipt by any Second Priority Agent or any Second Priority Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise by any Second Priority Agent or any Second Priority Secured Party of rights or remedies as a secured creditor (including setoff) in respect of that portion of the Common Collateral on which the Second Priority Agents and the Second Priority Secured Party have a Second Priority Claim or (b) enforcement in contravention of this Agreement or any

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other applicable intercreditor agreement of any Lien in respect of Second Priority Claims held by any of them.  In the event any Second Priority Agent or any Second Priority Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing First Priority Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing First Priority Claims under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the ABL Agent or the ABL Secured Parties may have with respect to the ABL Priority Collateral, or any rights or remedies the Term Loan Agent or the Term Loan Secured Parties may have with respect to the Term Loan Priority Collateral.

5.5First Priority Agent as Gratuitous Bailee for Perfection.

(a)The ABL Agent agrees to hold the Pledged Collateral that is part of the ABL Priority Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the Term Loan Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Term Loan Collateral Documents, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC or similar provision of other applicable law).  The Term Loan Agent agrees to hold the Pledged Collateral that is part of the Term Loan Priority Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the ABL Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the ABL Collateral Documents, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8- 301(a)(2) and 9-313(c) of the UCC or similar provisions of other applicable law).

(b)The ABL Agent agrees to hold the Deposit Account Collateral that is part of the Collateral and controlled by the ABL Agent as gratuitous bailee for the Term Loan Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Term Loan Collateral Documents, subject to the terms and conditions of this Section 5.5, and hereby acknowledges that to the extent it has “control” (as defined in Section 9-104 of the UCC) of such Deposit Account Collateral, such control is also for the benefit of the Term Loan Agent and the Term Loan Secured Parties solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Term Loan Collateral Documents.

(c)Except as otherwise specifically provided herein (including Sections 3.1, 4 and 8.2), until the Discharge of ABL Obligations has occurred, the ABL Agent shall be entitled to deal with the Pledged Collateral constituting ABL Priority Collateral in accordance with the terms

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of the ABL Loan Documents as if the Liens under the Term Loan Collateral Documents did not exist.  The rights of the Term Loan Agent and the Term Loan Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.  Except as otherwise specifically provided herein (including Sections 3.1, 4 and 8.2), until the Discharge of Term Loan Obligations has occurred, the Term Loan Agent shall be entitled to deal with the Pledged Collateral constituting Term Loan Priority Collateral in accordance with the terms of the Term Loan Documents as if the Liens under the ABL Collateral Documents did not exist.  The rights of the ABL Agent and the ABL Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)The First Priority Agent shall have no obligation whatsoever to any Second Priority Agent or any Second Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the applicable portion of the Common Collateral except as expressly set forth in this Section 5.5.  The duties or responsibilities of the First Priority Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral (and, in the case of the ABL Agent, the Deposit Account Collateral) as gratuitous bailee for each Second Priority Agent for purposes of perfecting the Lien held by the Second Priority Secured Party.

(e)The First Priority Agent shall not have by reason of the Second Priority Documents or this Agreement or any other document a fiduciary relationship in respect of any Second Priority Agent or any Second Priority Secured Party, and the Second Priority Agent and the Second Priority Secured Parties hereby waive and release the First Priority Agent from all claims and liabilities arising pursuant to the First Priority Agent’s role, under this Section 5.5, as agent and gratuitous bailee with respect to the applicable portion of the Common Collateral.

(f)Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Term Loan Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) constituting ABL Priority Collateral in its possession or under its control, together with any necessary endorsements (or otherwise allow the Term Loan Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.  The Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the ABL Agent for loss or damage suffered by the ABL Agent as a result of such transfer except for loss or damage suffered by the ABL Agent as a result of its own willful misconduct, gross negligence or bad faith.  No ABL Agent has any obligation to follow instructions from a Term Loan Agent in contravention of this Agreement.

(g)Upon the Discharge of Term Loan Obligations, the Term Loan Agent shall deliver to the ABL Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) constituting Term Loan Priority Collateral in its possession or under its control, together with any necessary endorsements (or otherwise allow the ABL Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.  The

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Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Term Loan Agent for loss or damage suffered by such Term Loan Agent as a result of such transfer except for loss or damage suffered by such Term Loan Agent as a result of its own willful misconduct, gross negligence or bad faith.  No Term Loan Agent has any obligation to follow instructions from the ABL Agent in contravention of this Agreement.

5.6Access to Premises and Cooperation.

(a)If the ABL Agent takes any enforcement action with respect to the ABL Priority Collateral, the Term Loan Agent and the Term Loan Secured Parties (i) shall use commercially reasonable efforts to cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and the ABL Secured Parties and subject to the condition that the Term Loan Agent and the Term Loan Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that the Term Loan Agent and/or Term Loan Secured Parties determines could reasonably be expected to result in the incurrence of any liability or damage, or otherwise could be disadvantageous, to a Term Loan Agent or the Term Loan Secured Parties, respectively) in its efforts to enforce its security interest in the ABL Priority Collateral, and (ii) shall permit the ABL Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the ABL Secured Parties and upon reasonable advance notice during normal business hours, for so long as such Term Loan Priority Collateral is owned by, or in the possession of, the Term Loan Secured Parties and provided that such access does not violate (i) any contract or other agreement to which a Term Loan Secured Party and/or any Grantor is a party or (ii) any applicable law, rule, regulation or order of a governmental authority or court of competent jurisdiction, to use the Term Loan Priority Collateral (including equipment, processors, computers and other machinery related to the storage or processing of records, documents or files, in each case only to the extent and for so long as required to effect an enforcement action with respect to the ABL Priority Collateral), for a period not to exceed 60 days after the initial taking of such enforcement action, for purposes of (A) removing and transporting any or all of the ABL Priority Collateral located in or on such Term Loan Priority Collateral, if any, and/or (B) taking reasonable actions to protect, secure, and otherwise enforce the rights of the ABL Agent and the ABL Secured Parties in and to the ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the Term Loan Agent or the Term Loan Secured Parties from selling, assigning or otherwise transferring all or any part of the Term Loan Priority Collateral prior to the expiration of such 60-day period (including during any applicable tolling period).  If all of the Term Loan Priority Collateral has been sold by the applicable Term Loan Secured Parties prior to such expiration, the Term Loan Agent shall endeavor to provide, if permitted under the applicable sale agreement(s), the ABL Agent with copies of the books and records evidencing the ABL Priority Collateral that were contained on the Term Loan Priority Collateral.  If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been imposed by applicable law (including in connection with any Insolvency Proceeding affecting any Borrower or other Grantor) or entered by a court of competent jurisdiction, such 60-day period shall be tolled during the pendency of any such stay or other order.  In connection with

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the use of Intellectual Property constituting Term Loan Priority Collateral pursuant to clause (ii)(y) above in the first sentence of this clause (a), the Term Loan Agent, to the extent it has the ability to so grant and to the extent such granting does not violate (i) any contract or other agreement to which a Term Loan Secured Party and/or any Grantor is a party or (ii) any applicable law, rule, regulation or order of a governmental authority or court of competent jurisdiction, (1) consents (without any representation, warranty or obligation whatsoever) to the grant by any Grantor to the ABL Agent of a non-exclusive license to use any Patent, Trademark or proprietary information of such Grantor that is subject to a Lien held by such Term Loan Agent (or any Patent, Trademark or proprietary information acquired by such purchaser, assignee or transferee from any Grantor, as the case may be) and (2) grants, in its capacity as a secured party, to the ABL Agent a non-exclusive license to use any Patent, Trademark or proprietary information that is subject to a Lien held by such Term Loan Agent (or subject to such purchase, assignment or transfer, as the case may be), in each case for the purposes set forth in clauses (A) and (B) of this paragraph.  Notwithstanding anything to the contrary in this Section 5.6, in no event will the ABL Agent have the right to, and the ABL Agent may not, use, be licensed or sub-licensed to, transfer or otherwise dispose of any Patents (as defined in the Term Security Agreement as in effect on the date hereof) owned by any of the Grantors.

(b)During the period of actual use or control by the ABL Agent or its agents or representatives of any Term Loan Priority Collateral, the ABL Agent and the ABL Secured Parties shall (i) be responsible for all third party expenses related thereto, and (ii) be obligated to repair at their expense any physical damage to such Term Loan Priority Collateral resulting, directly or indirectly, from such use or control, and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such use or control, ordinary wear and tear excepted.  Notwithstanding anything to the contrary contained herein, the ABL Agent and the ABL Secured Parties hereby jointly and severally agree to pay, indemnify and hold the Term Loan Agent and their respective officers, directors, employees and agents harmless from and against any liability, cost, expense, loss or damages, including legal fees and expenses, resulting, directly or indirectly, from the use or operation of such Term Loan Priority Collateral by the ABL Agent or any ABL Secured Party or any of their respective agents, representatives or invitees (ordinary wear and tear excepted), or otherwise, directly or indirectly, from the exercise by the ABL Agent and/or any ABL Secured Party of their rights set forth in this Section 5.6.  Without limiting the rights granted in this paragraph, the ABL Agent and the ABL Secured Parties shall cooperate with the Term Loan Agent and the Term Loan Secured Parties in connection with any efforts made by the Term Loan Agent and the Term Loan Secured Parties to sell the Term Loan Priority Collateral.

(c)If a Term Loan Agent takes any enforcement action with respect to the Term Loan Priority Collateral, the ABL Agent and the ABL Secured Parties (i) shall reasonably cooperate with such Term Loan Agent (at the sole cost and expense of such Term Loan Agent and the applicable Term Loan Secured Parties and subject to the condition that the ABL Agent and the ABL Secured Parties shall have no obligation or duty to take any action or refrain from taking any

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action that could reasonably be expected to result in the incurrence of any liability or damage to the ABL Agent or the ABL Secured Parties) in its efforts to enforce its security interest in the Term Loan Priority Collateral and assemble the Term Loan Priority Collateral and (ii) shall not take any action that could reasonably be expected to hinder or restrict in any respect such Term Loan Agent from enforcing its security interest in the Term Loan Priority Collateral or from assembling the Term Loan Priority Collateral.

(d)The Term Loan Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by such Term Loan Agent in order to realize on any ABL Priority Collateral, such Term Loan Agent shall use commercially reasonable efforts to take all such actions as shall be available to it (all at the sole expense of the ABL Agent), consistent with applicable law and with each contract or other agreement to which a Term Loan Secured Party and/or any Grantor is a party and reasonably requested by the ABL Agent to make such rights available to the ABL Agent, subject to the Liens of the Term Loan Agent and the Term Loan Secured Parties.  The ABL Agent agrees that if a Term Loan Agent shall require rights available under any permit or license controlled by the ABL Agent in order to realize on any Term Loan Priority Collateral, the ABL Agent shall use commercially reasonable efforts to take all such actions as shall be available to it (all at the sole expense of the Term Loan Agent), consistent with applicable law and with each contract or other agreement to which an ABL Secured Party and/or any Grantor is a party and reasonably requested by the Term Loan Agent to make such rights available to such Term Loan Agent, subject to the Liens of the ABL Agent and the ABL Secured Parties.

(e)In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any Term Loan Party which contain information identifying or pertaining to the Term Loan Priority Collateral, the ABL Agent shall, upon request from the Term Loan Agent and as promptly as practicable thereafter, either make available to the Term Loan Agent such books and records for inspection and duplication during normal business hours or provide to the Term Loan Agent copies thereof.  In the event that the Term Loan Agent shall, in the exercise of its rights under the Term Loan Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Loan Party which contain information identifying or pertaining to any of the ABL Priority Collateral, such Term Loan Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication during normal business hours or provide the ABL Agent copies thereof.

(f)Notwithstanding the foregoing, in no event shall (i) the Term Loan Agent or the Term Loan Secured Parties have any liability to the ABL Agent or the ABL Secured Parties pursuant to this Section 5.6 as a result of the exercise by the ABL Agent or the ABL Secured Parties of any rights granted to the ABL Agent or the ABL Secured Parties under this Section 5.6 or (ii) the ABL Agent or the ABL Secured Parties have any liability to the Term Loan Agent or

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the Term Loan Secured Parties pursuant to this Section 5.6 as a result of the exercise by the Term Loan Agent or the Term Loan Secured Parties of any rights granted to the Term Loan Agent or the Term Loan Secured Parties under this Section 5.6.

Required Provisions

.  Each party hereto agrees that each Credit Agreement and each Specified Collateral Document shall contain the applicable provisions set forth on Schedule I hereto, or similar provisions approved by the ABL Agent and the Term Loan Agent, which approval shall not be unreasonably withheld or delayed.

Section 6INSOLVENCY PROCEEDINGS.

DIP Financing

.

(a)If the Borrower or any other Grantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Agent or any ABL Secured Parties shall seek to provide the Borrower or any other Grantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or similar provision of any other Debtor Relief Laws (such financing, an “ABL DIP Financing”) or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws (herein “ABL Cash Collateral”),  with such ABL DIP Financing to be secured by all or any portion of the ABL Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws) would be ABL Priority Collateral), then the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that it will raise no objection and will not support any objection to such ABL DIP Financing or use of ABL Cash Collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Loan Agent securing the Term Loan Obligations or on any other grounds (and will not, except as permitted by Section 6.3 hereof, request any adequate protection solely as a result of such ABL DIP Financing or use of ABL Cash Collateral); provided, that:

(i) the relevant Term Loan Agent retains its Lien on the Collateral to secure the Term Loan Obligations (in each case, including proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) and, as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on the Term Loan Priority Collateral securing such ABL DIP Financing or granted as adequate protection to any ABL Secured Party is junior and subordinate to the Lien of the Term Loan Agent and the other Term Loan Secured Parties on the Term Loan Priority Collateral,

(ii)all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral,

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(iii)any proceeds of the Term Loan Priority Collateral are applied to the Term Loan Obligations or as otherwise agreed by the Term Loan Agent,

(iv)the ABL DIP Financing does not compel any Grantor to seek confirmation of a specific Plan, provided, however, the ABL DIP Financing may contain a provision that requires payment in full of the ABL DIP Financing in connection with any Plan, and

(v)the ABL DIP Financing does not expressly require the liquidation of a material portion of the Common Collateral prior to a default under the ABL DIP Financing;

provided further that in the event such ABL DIP Financing does not satisfy the conditions set forth in the foregoing clauses (iv) and (v), then the ABL Agent and the other ABL Secured Parties may only oppose or object to such ABL DIP Financing on the basis of such clauses (iv) or (v) to the extent such opposition or objection is not otherwise inconsistent with any other term or provision of this Agreement.

The Term Loan Agent agrees that it shall not, and nor shall any of the Term Loan Secured Parties, directly or indirectly, provide, offer to provide, or support any debtor in possession financing or use of cash collateral secured by a Lien on the ABL Priority Collateral senior to or pari passu with the Liens securing the ABL Obligations.  If, in connection with any ABL DIP Financing, any Liens on the ABL Priority Collateral held by the ABL Secured Parties to secure the ABL Obligations are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve- out,” or fees owed to the United States Trustee, then the Liens on the ABL Priority Collateral of the Term Loan Secured Parties securing the Term Loan Obligations shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the ABL Priority Collateral of the ABL Secured Parties consistent with this Agreement.

(b)If the Borrower or any other Grantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Term Loan Obligations, and the Term Loan Agent or any Term Loan Secured Parties shall seek to provide the Borrower or any other Grantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or similar provision of any other Debtor Relief Laws (such financing, a “Term Loan DIP Financing”) or consent to any order for the use of cash collateral constituting Term Loan Priority Collateral under Section 363 of the Bankruptcy Code or  similar provision of any other Debtor Relief Laws (herein “Term Loan Cash Collateral”), with such Term Loan DIP Financing to be secured by all or any portion of the Term Loan Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any other Debtor Relief Laws) would be Term Loan Priority Collateral), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that it will raise no objection and will not support any objection to such Term Loan DIP Financing or use of Term Loan Cash Collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the

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ABL Agent securing the ABL Obligations or on any other grounds (and will not, except as permitted by Section 6.3 hereof, request any adequate protection solely as a result of such Term DIP Financing or use of Term Loan Cash Collateral); provided, that:

(i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including proceeds thereof arising after the commencement of the case under any Debtor Relief Law) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on ABL Priority Collateral securing such Term Loan DIP Financing or granted as adequate protection to any Term Loan Secured Party is junior and subordinate to the Lien of the ABL Agent and the other ABL Secured Parties on the ABL Priority Collateral,

(ii)all Liens on Term Loan Priority Collateral securing any such Term DIP Financing shall be senior to or on a parity with the Liens of the Term Loan Agent and the Term Loan Secured Parties securing the Term Loan Obligations on Term Loan Priority Collateral,

(iii)any proceeds of the ABL Priority Collateral are applied to the ABL Obligations or as otherwise agreed by the ABL Agent,

(iv) the Term Loan DIP Financing does not compel any Grantor to seek confirmation of a specific Plan, provided, however, the Term Loan DIP Financing may contain a provision that requires payment in full of the Term Loan DIP Financing in connection with any plan of reorganization, and

(v)the Term Loan DIP Financing does not expressly require the liquidation of a material portion of the Common Collateral prior to a default under the Term Loan DIP Financing;

provided further that in the event such Term Loan DIP Financing does not satisfy the conditions set forth in the foregoing clauses (iv) and (v), then the Term Loan Agent and the other Term Loan Secured Parties may only oppose or object to such Term Loan DIP Financing on the basis of such clauses (iv) or (v) to the extent such opposition or objection is not otherwise inconsistent with any other term or provision of this Agreement.

The ABL Agent agrees that it shall not, and nor shall any of the ABL Secured Parties, directly or indirectly, provide, offer to provide, or support any debtor in possession financing or use of cash collateral secured by a Lien on the Term Loan Priority Collateral senior to or pari passu with the Liens securing the Term Loan Obligations.  If, in connection with any Term DIP Financing, any Liens on the Term Loan Priority Collateral held by the Term Loan Secured Parties to secure the Term Loan Obligations are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out,” or fees owed to the United States Trustee, then the Liens on the Term Loan Priority Collateral of the ABL Secured Parties securing the ABL Obligations shall

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also be subordinated to such interest or claim and shall remain subordinated to the Liens on the Term Loan Priority Collateral of the Term Loan Secured Parties consistent with this Agreement.

(c)All Liens granted to the ABL Agent or the Term Loan Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Secured Parties to be and shall be deemed to be subject to the Lien priority and the other terms and conditions of this Agreement; provided that the foregoing shall not alter the super-priority of any Liens securing any ABL DIP Financing or Term DIP Financing in accordance with this Section 6.1.

Relief from the Automatic Stay

.

(a)Until the Discharge of ABL Obligations has occurred, the Term Loan Agent, on behalf of itself and each applicable Term Loan Secured Party, agrees that none of them shall (i) seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the ABL Priority Collateral, without the prior written consent of the ABL Agent and the Required Lenders under (and as defined in, as in effect on the date hereof) the ABL Credit Agreement; provided, that the Term Loan Agent may seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of such ABL Priority Collateral if and to the extent the ABL Agent has obtained relief from or modification of such stay in respect of the ABL Priority Collateral, or (ii) oppose any request by the ABL Agent to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any ABL Priority Collateral.

(b)Until the Discharge of Term Loan Obligations has occurred, the ABL Agent, on behalf of itself and each ABL Secured Party, agrees that none of them shall (i) seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Term Loan Priority Collateral, without the prior written consent of the Term Loan Agent and the Required Lenders under (and as defined in, as in effect on the date hereof) each of the Term Loan Credit Agreement; provided, that the ABL Agent may seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of such Term Loan Priority Collateral if and to the extent the Term Loan Agent has obtained relief from or modification of such stay in respect of the Tem Loan Priority Collateral, or (ii) oppose any request by the Term Loan Agent to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Term Loan Priority Collateral.

(c) In addition, none of the Term Loan Agent or the ABL Agent shall seek any relief from the automatic stay with respect to any Common Collateral without providing three (3) days’ prior written notice to the others, unless such period is agreed by the ABL Agent and the Term Loan Agent to be modified or unless the ABL Agent or Term Loan Agent, as applicable, make a good faith determination that either (i) the ABL Priority Collateral or the Term Loan Priority Collateral, as applicable, will decline speedily in value or (ii) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Term Loan Agent’s ability to realize upon its Collateral.

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6.3Adequate Protection.

(a)The Term Loan Agent, on behalf of itself and the applicable Term Loan Secured Parties, agrees that none of them shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely and unconditionally waived any right to contest):

(i)any request by the ABL Agent or the ABL Secured Parties for adequate protection with respect to the ABL Priority Collateral (except to the extent any such adequate protection is a payment from Term Loan Priority Collateral); or

(ii)any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action or proceeding based on the ABL Agent or such ABL Secured Party claiming a lack of adequate protection with respect to the ABL Priority Collateral.

(b)The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that none of them shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely and unconditionally waived any right to contest):

(i)any request by the Term Loan Agent or the other Term Loan Secured Parties for adequate protection with respect to the Term Loan Priority Collateral (except to the extent any such adequate protection is a payment from ABL Priority Collateral); or

(ii)any objection by the Term Loan Agent or any Term Loan Secured Party to any motion, relief, action or proceeding based on such Term Loan Agent or such Term Loan Secured Party claiming a lack of adequate protection with respect to the Term Loan Priority Collateral.

(c)Consistent with the foregoing provisions in this Section 6.3, and except as provided in Sections 6.1 and 6.7, in any Insolvency Proceeding:

(i)no Term Loan Agent or Term Loan Secured Party shall be entitled (and the Term Loan Agent and Term Loan Secured Party shall be deemed to have hereby irrevocably, absolutely and unconditionally waived any right):

to seek or otherwise be granted any type of adequate protection with respect to its interests in the ABL Priority Collateral except as may be consented to in writing by the ABL Agent in its sole and absolute discretion; provided, however, that subject to Section 6.1, the Term Loan Agent and the Term Loan Secured Parties may seek and obtain adequate protection in the form of an additional or replacement Lien on collateral so long as (1) the ABL Agent and the ABL Secured Parties have been granted adequate protection in the form of an additional or replacement Lien on such collateral, and (2) any such Lien on collateral of the same type as ABL Priority Collateral (and on

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any collateral granted as adequate protection for the ABL Agent and the ABL Secured Parties in respect of their interest in such ABL Priority Collateral) is subordinated to the Liens of the ABL Agent in such collateral on the same basis as the other Liens of the Term Loan Agent on ABL Priority Collateral; and

to seek or otherwise be granted any adequate protection payments with respect to its interests in the Common Collateral from proceeds of ABL Priority Collateral (except as may be consented to in writing by the ABL Agent in its sole and absolute discretion);

(ii)no ABL Agent or ABL Secured Party shall be entitled (and the ABL Agent and each ABL Secured Party shall be deemed to have hereby irrevocably, absolutely and unconditionally waived any right):

to seek or otherwise be granted any type of adequate protection in respect of Term Loan Priority Collateral except as may be consented to in writing by the Term Loan Agent in its sole and absolute discretion; provided, however, that subject to Section 6.1, the ABL Agent and ABL Secured Parties may seek and obtain adequate protection in the form of an additional or replacement Lien on collateral so long as (1) the Term Loan Agent and Term Loan Secured Parties have been granted adequate protection in the form of an additional or replacement Lien on such collateral, and (2) any such Lien on collateral of the same type as Term Loan Priority Collateral (and on any collateral granted as adequate protection for the Term Loan Agent and Term Loan Secured Parties in respect of their interest in such Term Loan Priority Collateral) is subordinated to the Liens of the Term Loan Agent in such collateral on the same basis as the other Liens of the ABL Agent on Term Loan Priority Collateral; and

to seek or otherwise be granted any adequate protection payments with respect to its interests in the Common Collateral from proceeds of Term Loan Priority Collateral (except as may be consented to in writing by the Term Loan Agent in its sole and absolute discretion).

(d)With respect to (i) the ABL Priority Collateral, nothing herein shall limit the rights of the Term Loan Agent and the Term Loan Secured Parties from seeking adequate protection with respect to their rights in the Term Loan Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise, other than from proceeds of ABL Priority Collateral) so long as such request is not otherwise inconsistent with this Agreement and (ii) the Term Loan Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Secured Parties from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise, other than from proceeds of Term Loan Priority Collateral) so long as such request is not otherwise inconsistent with this Agreement.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

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6.4Post-Petition Interest.

(a)Neither the Term Loan Agent nor any Term Loan Secured Party shall oppose or seek to challenge any claim by the ABL Agent or any ABL Secured Party for allowance in any Insolvency Proceeding of ABL Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the ABL Agent’s Lien on the ABL Priority Collateral, without regard to the existence of the Liens of the Term Loan Agent on behalf of the applicable Term Loan Secured Parties on the ABL Priority Collateral.  Neither the ABL Agent nor any ABL Secured Party shall oppose or seek to challenge any claim by the Term Loan Agent or any Term Loan Secured Party for allowance in any Insolvency Proceeding of Term Loan Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Liens of the Term Loan Agent on behalf of the applicable Term Loan Secured Party on the ABL Priority Collateral (after taking into account the Lien of the ABL Secured Parties on the ABL Priority Collateral).

(b)Neither the ABL Agent nor any ABL Secured Party shall oppose or seek to challenge any claim by the Term Loan Agent or any Term Loan Secured Party for allowance in any Insolvency Proceeding of Term Loan Obligations consisting of post-petition interest, fees or expenses to the extent of the value of such Term Loan Agent’s Lien on the Term Loan Priority Collateral, without regard to the existence of the Lien of the ABL Agent on behalf of the ABL Secured Parties on the Term Loan Priority Collateral.  Neither the Term Loan Agent nor any Term Loan Secured Party shall oppose or seek to challenge any claim by the ABL Agent or any ABL Secured Party for allowance in any Insolvency Proceeding of ABL Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the ABL Agent on behalf of the ABL Secured Parties on the Term Loan Priority Collateral (after taking into account the Lien of the Term Loan Secured Parties on the Term Loan Priority Collateral).

6.5Avoidance Issues.

(a)If any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower or any other Grantor (or any trustee, receiver, interim receiver, monitor or similar Person therefor), because the payment of such amount was declared to be fraudulent, preferential or transaction at undervalue in any respect or for any other reason, any amount (an “ABL Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the ABL Obligations shall be deemed to be reinstated to the extent of such ABL Recovery and to be outstanding as if such payment had not occurred, and the ABL Secured Parties shall be entitled, to the extent they are entitled hereunder, to a Discharge of ABL Obligations with respect to all such recovered amounts and shall have all rights hereunder until such time.  If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

(b)If any Term Loan Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor (or any trustee, receiver, interim receiver, monitor or similar Person therefor), because the payment of such amount was declared to be fraudulent, preferential or a transaction at undervalue in any respect or for any other reason, any amount (a “Term Loan Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the Term Loan Obligations shall be deemed to be reinstated to the extent of such Term Loan Recovery and to be outstanding as if such payment had not occurred, and the Term Loan Secured Parties shall be entitled, to the extent they are entitled hereunder, to a Discharge of Term Loan Obligations with respect to all such recovered amounts and shall have all rights hereunder until such time.  If this Agreement shall have been terminated prior to such Term Loan Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

This Section 6.5 shall survive the termination of this Agreement.

Application

.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or similar provision of other Debtor Relief Laws, shall be applicable prior to and after the commencement of any Insolvency Proceeding.  All references herein to any Grantor shall apply to any trustee, receiver, interim receiver, monitor or similar Person for such Person and such Person as debtor in possession.  The relative rights as to the Common Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the commencement thereof, subject to the provisions of Section 6.1 hereof with respect to any Term Loan DIP Financing or ABL DIP Financing (as applicable).

Waivers

.  Until the Discharge of ABL Obligations has occurred, the Term Loan Agent, on behalf of itself and each applicable Term Loan Secured Party, (a) will not assert or support the assertion of any claim under Section 506(c) or the “equities of the case” exception to Section 552(b) of the Bankruptcy Code or similar provision of other Debtor Relief Laws against or with respect to any ABL Collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any ABL Secured Party of the application of Section 1111(b) of the Bankruptcy Code or similar provision of other Debtor Relief Laws with respect to any ABL Priority Collateral.  Until the Discharge of Term Loan Obligations has occurred, the ABL Agent, on behalf of itself and each ABL Secured Party, (a) will not assert or support the assertion of any claim under Section 506(c) or the “equities of the case” exception to Section 552(b) of the Bankruptcy Code or similar provision of other Debtor Relief Laws against or with respect to any Term Loan Priority Collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any Term Loan Secured Party of the application of Section 1111(b) of the Bankruptcy Code or similar provision of other Debtor Relief Laws with respect to any Term Loan Priority Collateral.

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Separate Grants of Liens

.  Each Term Loan Secured Party and each ABL Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents and the Term Loan Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Common Collateral, the Term Loan Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Loan Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Loan Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations, on the one hand, and Term Loan Obligations, on the other hand, against the Grantors, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Loan Priority Collateral is sufficient, the ABL Secured Parties or the Term Loan Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expense (regardless of whether any claim therefor is allowed or allowable in any such Insolvency Proceeding) that is available from that portion of the Common Collateral in which each of the ABL Secured Parties and the Term Loan Secured Parties, respectively, have a First Priority Claim, before any distribution is made in respect of the claims held by the other Secured Parties from such Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

6.9Asset Sales.

(a)The Term Loan Agent agrees, on behalf of itself and the Term Loan Secured Parties, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral under Section 363 or 1129 of the Bankruptcy Code (or similar provision of any other Debtor Relief Laws) so long as (i) the Term Loan Agent, for the benefit of the Term Loan Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the ABL Obligations in accordance with Section 4  hereof), and (ii) the applicable motion to approve such sale or other disposition does not impair, subject to the priorities set forth in this Agreement, the rights of the Term Loan Secured Parties to credit bid their Liens on the ABL Priority Collateral under Section 363(k) of the Bankruptcy Code (or similar provision of any other Debtor Relief Laws) so long as the Discharge of the ABL Obligations would occur in connection therewith).

(b)The ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that it will not oppose any sale consented to by the Term Loan Agent of any Term Loan Priority Collateral pursuant to Section 363 or 1129 of the Bankruptcy Code (or similar provision of any

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

other Debtor Relief Laws) so long as (i) the ABL Agent, for the benefit of the ABL Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the Term Loan Obligations in accordance with Section 4 hereof), and (ii) the applicable motion to approve such sale or other disposition does not impair, subject to the priorities set forth in this Agreement, the rights of the ABL Secured Parties to credit bid their Liens on the Term Loan Priority Collateral under Section 363(k) of the Bankruptcy Code (or similar provision of any other Debtor Relief Laws) so long as the Discharge of Term Loan Obligations would occur in connection therewith).

(c)If any such sale or other disposition of Collateral includes both ABL Priority Collateral and Term Loan Priority Collateral and the Secured Parties are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Term Loan Priority Collateral, either Secured Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Secured Parties.

Plan of Reorganization

.

(a)If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed (in whole or in part) pursuant to a Plan or similar dispositive restructuring plan, both on account of ABL Obligations and on account of Term Loan Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the Term Loan Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b)Notwithstanding the provisions of Section 1129(b)(1) of the Bankruptcy Code (or similar Debtor Relief Laws), the Term Loan Agent, for itself and on behalf of the each Term Loan Secured Parties, and the ABL Agent, for itself and on behalf of the ABL Secured Parties, agree that no ABL Secured Party nor any Term Loan Secured Party shall propose, vote for, or otherwise support, directly or indirectly, any Plan or similar dispositive restructuring plan that is inconsistent with or in contravention of the priorities or other provisions of this Agreement, including any Plan or similar dispositive restructuring plan that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions of Section 2 (including the Lien priorities of Section 2.1), Section 4 or Section 6 hereof.

(c)If, in connection with an Insolvency Proceeding involving a Grantor, the Term Loan Secured Parties receive any distribution, including cash, debt, or equity securities on account of the Term Loan Obligations in respect of their interest in or Lien on the ABL Priority Collateral or the proceeds thereof, the Term Loan Agent or the other Term Loan Secured Parties, as applicable, shall turn over such cash, debt, or equity securities to the ABL Agent for application in accordance with Section 4 hereof, unless the distribution of such cash, debt, or securities is

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

otherwise permitted under Section 4 hereof or made pursuant to a confirmed Plan of such Grantor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the ABL Secured Parties.

(d) If, in connection with an Insolvency Proceeding involving a Grantor, the ABL Secured Parties receive any distribution, including cash, debt, or equity securities on account of the ABL Obligations in respect of their interest in or Lien on the Term Loan Priority Collateral or the proceeds thereof, the ABL Agent or the other ABL Secured Parties, as applicable, shall turn over such cash, debt, or equity securities to the Term Loan Agent for application in accordance with Section 4 hereof, unless the distribution of such cash, debt, or securities is otherwise permitted under Section 4 hereof or made pursuant to a confirmed Plan of such Grantor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the Term Loan Secured Parties.

Section 7PURCHASE OPTIONS

7.1Notice of Exercise.

(a)Upon the earliest of (i) the occurrence and during the continuance of an “Event of Default” under the ABL Credit Agreement, if such event of default remains uncured or unwaived for at least 60 consecutive days and the requisite ABL Lenders have not agreed to forbear from the exercise of remedies, (ii) the date of the termination of the commitments and the acceleration of the final maturity of any loans under the ABL Credit Agreement and (iii) the failure to pay all outstanding loans and obligations in full in cash on the final maturity date of the ABL Credit Agreement, all or a portion of the Term Loan Secured Parties, acting as a single group, shall have the option at any time upon the prior delivery of an irrevocable written notice to the ABL Agent to purchase all, but not less than all, of the ABL Obligations (including with respect to any ABL DIP Financing) from the ABL Secured Parties; provided that such option shall expire if no Term Loan Secured Party delivers such written notice to the ABL Agent within thirty (30) Business Days following the first date the Term Loan Secured Parties obtain knowledge of the occurrence of the earlier of the events in preceding clauses (i), (ii) and (iii) above.  Such notice from such Term Loan Secured Parties to the ABL Agent shall be irrevocable.

(b)Upon the earliest of (i) the occurrence and during the continuance of an “Event of Default” under the applicable Term Loan Credit Agreement, if such event of default remains uncured or unwaived for at least 60 consecutive days and the requisite applicable Term Loan Lenders have not agreed to forbear from the exercise of remedies, (ii) the date of the acceleration of the final maturity of the loans under the applicable Term Loan Credit Agreement, and (iii) the failure to pay all outstanding loans and obligations in full in cash on the final maturity date of the applicable Term Loan Credit Agreement, all or a portion of the ABL Secured Parties,

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

acting as a single group, shall have the option at any time upon prior delivery of an irrevocable written notice to the Term Loan Agent to purchase all, but not less than all, of the Term Loan Obligations (including with respect to any Term Loan DIP Financing) from the applicable Term Loan Secured Parties; provided that such option shall expire if no ABL Secured Party delivers such written notice to the Term Loan Agent within thirty (30) Business Days following the first date the ABL Secured Parties obtain knowledge of the occurrence of the earlier of the events in preceding clauses (i), (ii) and (iii) above.  Such notice from such ABL Secured Parties to the Term Loan Agent shall be irrevocable.

7.2Purchase and Sale.

(a)On the date specified by the relevant Term Loan Secured Parties in the notice contemplated by Section 7.1(a) above (which shall not be less than five Business Days, nor more than 20 calendar days, after the receipt by the ABL Agent of the notice of the relevant Term Loan Secured Parties’ election to exercise such option), the ABL Secured Parties shall sell to the relevant Term Loan Secured Parties, and the relevant Term Loan Secured Parties shall purchase from the ABL Secured Parties, the ABL Obligations; provided that the ABL Agent and the ABL Secured Parties shall retain all rights to be indemnified or held harmless by the ABL Loan Parties in accordance with the terms of the ABL Loan Documents for all claims and other amounts relating to periods prior to such sale of the ABL Obligations but shall not retain any rights to the security therefor.

(b)On the date specified by the relevant ABL Secured Parties in the notice contemplated by Section 7.1(b) above (which shall not be less than five Business Days, nor more than 20 calendar days, after the receipt by the Term Loan Agent of the notice of the relevant ABL Secured Parties’ election to exercise such option), the applicable Term Loan Secured Parties shall sell to the relevant ABL Secured Parties, and the relevant ABL Secured Parties shall purchase from the applicable Term Loan Secured Parties, all but not less than all of the Term Loan Obligations, provided that the Term Loan Agent and the applicable Term Loan Secured Parties shall retain all rights to be indemnified or held harmless by the applicable Term Loan Secured Parties in accordance with the terms of the applicable Term Loan Documents for all claims and other amounts relating to periods prior to such sale of the applicable Term Loan Obligations but shall not retain any rights to the security therefor.

Payment of Purchase Price

.  Upon the date of such purchase and sale, the relevant Term Loan Secured Parties or the relevant ABL Secured Parties, as applicable, shall (a) pay to the ABL Agent for the benefit of the ABL Secured Parties (with respect to a purchase of the ABL Obligations) or to the Term Loan Agent for the benefit of the applicable Term Loan Secured Parties (with respect to a purchase of the Term Loan Obligations) as the purchase price the full amount of all the ABL Obligations or Term Loan Obligations, as applicable, then outstanding and unpaid (including 100% of the principal amount thereof or, in the case of Obligations owed with respect to Hedging Agreements, the termination value of the agreement or arrangement giving rise to such

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

obligations that would be payable by such Person at such time, and all accrued and unpaid interest and fees (including Call Premium, Yield Maintenance Fees and Exit Fees) thereon, as well as all expenses, including reasonable attorneys’ fees and legal expenses), (b) furnish cash collateral to the applicable Agent in a manner and in such amounts as such Agent determines is reasonably necessary (but not to exceed 105% of the amount then reasonably estimated by the applicable Agent to be the aggregate outstanding amount of such letters of credit at such time, including all fronting and other fees estimated to become due and payable prior to termination of such letters of credit) to secure the letter of credit issuing banks in connection with any issued and outstanding letters of credit, (c) with respect to a purchase of the ABL Obligations, furnish cash collateral to the ABL Agent in a manner and in such amounts as the ABL Agent determines is reasonably necessary to secure the ABL Lender Hedging Obligations and ABL Lender Cash Management Obligations, (d) with respect to a purchase of the Term Loan Obligations, furnish cash collateral to the Term Loan Agent in a manner and in such amounts as the Term Loan Agent determines is reasonably necessary to secure the Term Loan Lender Hedging Obligations and Term Loan Lender Cash Management Obligations, (e) agree to reimburse the applicable Agent, Secured Parties and letter of credit issuing banks for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above, (f) with respect to a purchase of the ABL Obligations, agree to reimburse the ABL Agent and ABL Secured Parties for any checks or other payments provisionally credited to the ABL Obligations, and/or as to which the ABL Agent has not yet received final payment, (g) agree to reimburse the ABL Secured Parties and Term Loan Secured Parties in respect of indemnification obligations of the ABL Loan Parties or the Term Loan Parties, as applicable, as to matters or circumstances known to the ABL Agent, or the Term Loan Agent, as applicable, at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Secured Parties or the Term Loan Secured Parties, as applicable, and (h) agree to indemnify and hold harmless the ABL Secured Parties or the Term Loan Secured Parties, as applicable, from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations or the applicable Term Loan Obligations, as applicable, as a result, directly or indirectly, of any acts by any ABL Secured Parties or any Term Loan Secured Party, as applicable, occurring after the date of such purchase and related to the purchased Obligations.  Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account as the ABL Agent or the Term Loan Agent, as applicable, may designate in writing for such purpose; it being understood and agreed that (x) if at any time those amounts (if any) then on deposit with the applicable Agent as described in clause (b) above exceed 105% of the sum of the aggregate undrawn amount of all then outstanding letters of credit, and all fronting and other fees estimated to become due and payable prior to termination of such letters of credit, such excess shall be returned to the respective Term Loan Secured Parties or ABL Secured Parties, as applicable (y) at such time as all letters of credit have been cancelled, expired or been fully drawn, as the case may be, any excess cash collateral deposited as described above in clause (b) (and not previously applied or released as provided above) shall be returned to the respective Term Loan

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Secured Parties or ABL Secured Parties, as applicable and (z) at such time as all ABL Lender Cash Management Obligations and ABL Lender Hedging Obligations have been terminated, any excess cash collateral deposited as described above in clause (c) (and not previously applied or released as provided above) shall be returned to the Term Loan Secured Parties.  It is understood and agreed that (x) at the time any facing or similar fees are owing to an issuer with respect to any letter of credit, the ABL Agent may apply amounts deposited with it as described above to pay same and (y) upon any drawing under any letter of credit, the ABL Agent shall apply amounts deposited with it as described above to repay the respective unpaid drawing.

Limitation on Representations and Warranties

.  Any purchase under this Section 7 shall be expressly made without representation or warranty of any kind by any selling party (or the ABL Agent or the Term Loan Agent) and without recourse of any kind, except that the selling party shall represent and warrant: (a) the amount of the ABL Obligations or Term Loan Obligations, as applicable, being purchased from it, (b) that such ABL Secured Party or Term Loan Secured Party, as applicable, owns the ABL Obligations or Term Loan Obligations, as applicable, free and clear of any Liens or encumbrances and (c) that such ABL Secured Party or Term Loan Secured Party, as applicable, has the right to assign such ABL Obligations or Term Loan Obligations, as applicable, and the assignment is duly authorized.

Section 8RELIANCE; WAIVERS; ETC.

Reliance

.  All ABL Obligations at any time made or incurred by the Borrower or any other ABL Loan Party shall be deemed to have been made or incurred in reliance upon this Agreement, and each Term Loan Agent, on behalf of itself and the Term Loan Secured Parties represented by it, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations.  All Term Loan Obligations at any time made or incurred by the Borrower or any other Term Loan Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, hereby waives notice of acceptance, or proof of reliance, the the Term Loan Agent or any Term Loan Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Term Loan Obligations.

No Warranties or Liability

.

(a)None of the ABL Agent, any ABL Secured Party, or any of their respective affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Common Collateral or any proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Common Collateral or proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or proceeds thereof, except as specifically provided in this Agreement.  If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to the ABL

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Term Loan Credit Agreement or any other Term Loan  Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Term Loan Agent or any Term Loan Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Loan Agent or any of the Term Loan Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement.  Each Term Loan Agent, on behalf of itself and the Term Loan Secured Parties represented by it, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Common Collateral or proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(b)None of the Term Loan Agent, any Term Loan Secured Party or any of their respective affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Common Collateral or proceeds thereof or to take any other action whatsoever with regard to the Common Collateral or any part or proceeds thereof, except as specifically provided in this Agreement.  If the Term Loan Agent or any Term Loan Secured Party honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to the Term Loan Credit Agreement or any of the other Term Loan Documents, whether the Term Loan Agent or any Term Loan Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the ABL Credit Agreement or any other ABL Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Term Loan Agent or any Term Loan Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Documents (subject to the express terms and conditions hereof), neither the Term Loan Agent nor any Term Loan Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The Term Loan Agent and the Term Loan Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Common

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

Collateral, except as otherwise expressly set forth in this Agreement.  The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that none of the Term Loan Agent or the Term Loan Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Common Collateral or any part or proceeds thereof, pursuant to the Term Loan Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

ABL Obligations Unconditional

.  All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Loan Agent and the ABL Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a)any lack of validity or enforceability of any ABL Document;

(b)any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(c)any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(d)any other circumstances that otherwise might constitute a defense available to, or a discharge of, any ABL Loan Party in respect of the ABL Obligations, or of any of the Term Loan Agent or any Term Loan Party, to the extent applicable, in respect of this Agreement.

Term Loan Obligations Unconditional

.  All rights of the Term Loan Agent hereunder, and all agreements and obligations of the ABL Agent and the Term Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a)any lack of validity or enforceability of any Term Loan Document;

(b)any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Loan Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Term Loan Document;

(c)any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement,

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refunding, restatement or increase of all or any portion of the Term Loan Obligations or any guarantee or guaranty thereof; or

(d)any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Term Loan Party in respect of the Term Loan Obligations, or of any of the ABL Agent or any ABL Loan Party, to the extent applicable, in respect of this Agreement.

Section 9MISCELLANEOUS.

Conflicts

.  Subject to Section 9.19 and 9.21, in the event of any conflict between the provisions of this Agreement and the provisions of any ABL Loan Document or any Term Loan Document, the provisions of this Agreement shall govern and control.

9.2Term of this Agreement; Severability.

(a)This is a continuing agreement of Lien subordination and the First Priority Secured Parties may continue, at any time and without notice to the Second Priority Agent or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor constituting First Priority Claims in reliance hereon.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)This Agreement shall terminate and be of no further force and effect:

(i)with respect to the ABL Agent, the ABL Secured Parties and the ABL Obligations, upon the Discharge of ABL Obligations, subject to the rights of the ABL Secured Parties under Section 6.5; and

(ii)with respect to the Term Loan Agent, the Term Loan Secured Parties and the Term Loan Obligations, upon the Discharge of Term Loan Obligations, subject to the rights of the Term Loan Secured Parties under Section 6.5.

9.3Amendments; Waivers.

(a)No amendment, modification or waiver of any of the provisions of this Agreement by the ABL Agent or the Term Loan Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent (on instructions of the applicable Required Lenders), if any, and any such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect

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or at any other time.  The Borrower and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except in the case of any amendment or waiver that could reasonably be expected to be adverse to the interests, rights, liabilities or privileges of any Grantor or imposes additional duties or obligations on any Grantor, which shall require the written consent of the Borrower.  The ABL Agent and the Term Loan Agent shall give written notice of any amendment, modification or waiver of any provision of this Agreement to the ABL Secured Parties, the Term Loan Secured Parties and the Grantors; provided that the failure to give such notice shall not affect the effectiveness of such amendment, modification or waiver.

(b)Subject to compliance with Section 9.3(d) below, upon any Refinancing in full of the ABL Credit Agreement or the Term Loan Credit Agreement, in each case as then in effect, the Grantors will be permitted to designate the agreement which Refinances the ABL Credit Agreement or the Term Loan Credit Agreement as a replacement ABL Credit Agreement or Term Loan Credit Agreement, in which case such designated agreement shall thereafter constitute the ABL Credit Agreement or the Term Loan Credit Agreement, as the case may be, for purposes hereof; provided that each predecessor ABL Credit Agreement or Term Loan Credit Agreement shall continue to be bound by (and entitled to the benefits of) the provisions hereof (including, without limitation, Section 6.5 hereof) as applied to such agreements, the related agreements and all obligations thereunder prior to the Refinancing thereof.

(c)Upon the execution and delivery of the ABL Credit Agreement or the Term Loan Credit Agreement (as contemplated by preceding clause (b))):

(i)The Borrower shall deliver to the ABL Agent and the Term Loan Agent an officer’s certificate stating that the applicable Grantors in the case of preceding clause (b), intend to enter or have entered into a Refinancing, in whole or in part, of the ABL Credit Agreement or the Term Loan Credit Agreement, as the case may be, that such agreement shall thereafter (upon any such Refinancing in full) constitute the ABL Credit Agreement or the Term Loan Credit Agreement, as the case may be, and certifying that the issuance or incurrence of such Refinancing is permitted by the ABL Credit Agreement and the Term Loan Credit Agreement (exclusive of any such agreement which is then being Refinanced in full).  The ABL Agent and the Term Loan Agent shall be entitled to rely conclusively on the determination of the Borrower that such issuance and/or incurrence does not violate the provisions of the ABL Loan Documents or the Term Loan Documents; provided, however, that such determination will not affect whether or not each applicable Grantor has complied with its undertakings in the ABL Loan Documents or the Term Loan Documents; and (ii) in the case of the preceding clause (b), the Borrower shall provide written notice to each then existing ABL Agent and Term Loan Agent of the new ABL Credit Agreement or the new Term Loan Credit Agreement, as the case may be, together with copies thereof, and identifying the new ABL Agent or Term Loan Agent (as applicable) thereunder (such new agent, the “New ABL Agent” or “New Term Loan Agent”, as the case may be), and providing its notice information for purposes hereof, and the New ABL Agent or New Term Loan

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Agent as the case may be, shall execute and deliver to the ABL Agent or the Term Loan Agent (as applicable) (1) an Intercreditor Agreement Joinder acknowledging that its holders shall be bound by the terms hereof and (2) such intercreditor agreements as are required under the terms of the Term Loan Documents or ABL Documents (as applicable) or as may be required by the Term Loan Agent or ABL Agent (as applicable).

(d)In each case above, the Term Loan Agent, the New Term Loan Agent, the ABL Agent and the New ABL Agent shall promptly enter into such documents and agreements (including amendments, restatements, amendments and restatements, supplements or other modifications to this Agreement) as any of the foregoing (as applicable) (but no other Secured Party) may reasonably request in order to provide to it the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Agreement.

(e)It is understood that the ABL Agent and the Term Loan Agent, without the consent of any other ABL Secured Party or Term Loan Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional Indebtedness or other obligations of any of the Grantors become Term Loan Obligations or ABL Obligations, as the case may be, under this Agreement (such Indebtedness or other obligations, “Additional Debt”), which supplemental agreement shall, if applicable, specify whether such Additional Debt constitutes Term Loan Obligations or ABL Obligations; provided that such Additional Debt is permitted to be incurred under the ABL Credit Agreement and the Term Loan Credit Agreement then extant in accordance with the terms thereof.  Each such supplemental agreement (x) shall be in form and substance reasonably satisfactory to the ABL Agent and the Term Loan Agent, (y) shall be executed by the agent with respect to the applicable series of Additional Debt (and, upon the effectiveness of such supplemental agreement, such agent shall become an “ABL Agent” or a “Term Loan Agent”, as the case may be, hereunder) and (z) shall provide, in a manner satisfactory to the ABL Agent and the Term Loan Agent, that the agent with respect to any applicable series of Additional Debt and each holder of such series of Additional Debt shall be subject to and bound by the provisions of this Agreement, as so supplemented, in its capacity as a holder of such series of Additional Debt.

Information Concerning Financial Condition of the Borrower and the Subsidiaries

. No ABL Agent nor any ABL Secured Party shall have any obligation to the Term Loan Agent or any Term Loan Secured Party to keep the Term Loan Agent or any Term Loan Secured Party informed of, and the Term Loan Agent and the Term Loan Secured Parties shall not be entitled to rely on, the ABL Agent or the ABL Secured Parties with respect to, (a) the financial condition of the Borrower and the Grantors and all endorsers and/or guarantors of the ABL Obligations or the Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Loan Obligations.  No Term Loan Agent or any Term Loan Secured Party shall have any obligation to the ABL Agent or any ABL Secured Party to keep the

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AMERICAS 99686098

ABL Agent or any ABL Secured Party informed of, and the ABL Agent and the ABL Secured Parties shall not be entitled to rely on, the Term Loan Agent or the Term Loan Secured Parties with respect to, (a) the financial condition of the Borrower, the Borrower and the Grantors and all endorsers and/or guarantors of the ABL Obligations or the Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Loan Obligations.  The ABL Agent, the ABL Secured Parties, the Term Loan Agent and the Term Loan Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that the ABL Agent, any ABL Secured Party, the Term Loan Agent or any Term Loan Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party (and Holdings and the Borrower acknowledge that any such party may do so), it or they shall be under no obligation (w) to make, and the ABL Agent, the ABL Secured Parties, the Term Loan Agent and the Term Loan Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.  The Grantors agree that any information provided to the ABL Agent, the Term Loan Agent, any other ABL Secured Party or any other Term Loan Secured Party may be shared by such person with any of the other Secured Parties notwithstanding a request or demand by such Grantor that such information be kept confidential; provided that such information shall otherwise be subject to the respective confidentiality provisions in the ABL Credit Agreement and each of the Term Loan Credit Agreements, as applicable.

Subrogation

.  The Term Loan Agent, for and on behalf of itself and the applicable Term Loan Secured Parties, agrees that no payment to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle such Term Loan Agent or any Term Loan Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred.  Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements and instruments as the Term Loan Agent or any Term Loan Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.  The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Term Loan Agent or any Term Loan Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Term Loan Obligations shall have occurred.  Following the Discharge of Term Loan Obligations, the Term Loan Agent agrees to execute such documents, agreements and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person

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AMERICAS 99686098

of an interest in the Term Loan Obligations resulting from payments to the Term Loan Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Term Loan Agent are paid by such Person upon request for payment thereof.

9.6Application of Payments.

(a)Except as otherwise provided herein, all payments received by the ABL Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the ABL Obligations as the ABL Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the ABL Loan Documents.  Except as otherwise provided herein, the Term Loan Agent, on behalf of itself and each applicable Term Loan Secured Party, assents to any such extension or postponement of the time of payment of the ABL Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange, release or discharge of any security that may at any time secure any part of the ABL Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

(b)Except as otherwise provided herein, all payments received by the Term Loan Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Term Loan Obligations as the Term Loan Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Term Loan Documents.  Except as otherwise provided herein, the ABL Agent, on behalf of itself and each ABL Secured Party, assents to any such extension or postponement of the time of payment of the Term Loan Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange, release or discharge of any security that may at any time secure any part of the Term Loan Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Consent to Jurisdiction; Waivers

.  The parties hereto consent to the exclusive jurisdiction of any state or federal court located in New York, New York (the “New York Courts”), and consent that all service of process may be made by registered mail directed to such party as provided in Section 9.9 for such party.  Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid.  The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

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AMERICAS 99686098

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Notices

.  All notices to the ABL Secured Parties and the Term Loan Secured Parties permitted or required under this Agreement may be sent to the ABL Agent or the Term Loan Agent as provided in the ABL Credit Agreement or the Term Loan Credit Agreement, as applicable.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or upon receipt via mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties and as otherwise provided in the ABL Loan Documents and the Term Loan Documents.  The ABL Agent and the Term Loan Agent hereby agree to promptly notify each other Agent upon payment in full in cash of all Indebtedness under the ABL Loan Documents (and, in the case of the ABL Loan Documents and any applicable Term Loan Documents, a corresponding termination of all commitments to lend thereunder), in the case of the ABL Agent, or the applicable Term Loan Documents, in the case of a Term Loan Agent (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

Further Assurances

.  The ABL Agent, on behalf of itself and each ABL Secured Party, and the Term Loan Agent, on behalf of itself and each Term Loan Secured Party, agrees that each of them shall take such further action and shall execute and deliver to the ABL Agent, the ABL Secured Parties, the Term Loan Agent and the Term Loan Secured Parties (as applicable) such additional documents and instruments (in recordable form, if requested) as the ABL Agent, the ABL Secured Parties, the Term Loan Agent or the Term Loan Secured Parties may reasonably request, at the expense of the Borrower, to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Governing Law

.  This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

Specific Performance

.  Each First Priority Agent may demand specific performance of this Agreement.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First Priority Agent.

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AMERICAS 99686098

Section Titles

.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Counterparts

.  This Agreement may be executed in one or more counterparts, including by means of electronic transmission, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed counterpart of a signature page of this Agreement by e-mail transmission (e.g. “pdf”’ or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

Authorization

.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  The ABL Agent represents and warrants that this Agreement is binding upon the ABL Secured Parties.  The Term Loan Agent represents and warrants that this Agreement is binding upon the applicable Term Loan Secured Parties.  In furtherance of and without limiting the foregoing representations, by accepting the benefits of this Agreement and the other ABL Loan Documents, each ABL Secured Party authorizes the ABL Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.  By accepting the benefits of this Agreement and the other applicable Term Loan Documents, each Term Loan Secured Party authorizes the Term Loan Agent under such Term Loan Documents to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

No Third Party Beneficiaries; Successors and Assigns

.  This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of ABL Obligations and Term Loan Obligations.  No other Person shall have or be entitled to assert rights or benefits hereunder.  Without limiting the generality of the foregoing, any person to whom a Secured Party assigns or otherwise transfers all or any portion of the ABL Obligations or the Term Loan Obligations, as applicable, in accordance with the ABL Loan Documents or Term Loan Documents, as the case may be, shall become vested with all the rights and obligations in respect thereof granted to such Secured Parties, without any further consent or action of the other Secured Parties.

Effectiveness

.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency Proceeding.  All references to the Borrower or any other Grantor shall include the Borrower or any other Grantor as debtor and debtor-in-possession and any agent, trustee, receiver, interim receiver or similar Person for the Borrower, the Borrower or any other Grantor (as the case may be) in any Insolvency Proceeding.

ABL Agent and Term Loan Agent

.  It is understood and agreed that (i) Bank of America is entering into this Agreement in its capacity as the ABL Agent and the provisions of the ABL Credit Agreement applicable to Bank of America as Administrative Agent shall also

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AMERICAS 99686098

apply to Bank of America as the ABL Agent hereunder and (ii) CLMG is entering into this Agreement in its capacities as administrative agent and collateral agent under the Term Loan Credit Agreement and the provisions of Section 8 of the Term Loan Credit Agreement applicable to CLMG as administrative agent or collateral agent thereunder shall also apply to CLMG as a Term Loan Agent.

9.18Limitation on Term Loan Agent’s and ABL Agent’s Responsibilities.

(a)The Term Loan Agent and the ABL Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

(b)Neither the Term Loan Agent nor the ABL Agent shall be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default (under, and as defined in, any Credit Agreement as in effect on the date hereof) unless and until the Term Loan Agent or the ABL Agent (as applicable) shall have received a written notice of such Event of Default or a written notice from any Grantor or any Secured Party to such Person in such capacity indicating that such an Event of Default has occurred.  Neither the Term Loan Agent nor the ABL Agent shall have any obligation either prior to or after receiving such notice to inquire whether such an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

Relationship with Other Intercreditor Agreements

.  The purpose of this Agreement is to define the relative rights and priorities between the ABL Secured Parties as one class and the Term Loan Secured Parties as another class.  This Agreement is the “Intercreditor Agreement” referred to in each of the ABL Credit Agreement and the Term Loan Credit Agreements.

Relative Rights

.  Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(d) or (e)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the ABL Credit Agreement, the Term Loan Credit Agreement or any other ABL Loan Document or Term Loan Document or permit Holdings, the Borrower or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Loan Documents or the Term Loan Credit Agreement or any other Term Loan Document, (b) change the relative priorities of the ABL Obligations or the Liens granted under the ABL Loan Documents on the ABL Collateral (or any other assets) as among the ABL Secured Parties or change the relative priorities of the Term Loan Obligations or the Liens granted under the Term Loan Documents on the Term Loan Collateral (or any other assets) as among the Term Loan Secured Parties, (c) otherwise change the relative rights of the ABL Secured Parties in respect of the Collateral as among such ABL Secured Parties or the relative rights of the Term Loan Secured Parties in respect of the Term Loan Collateral as among such Term Loan

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Secured Parties or (d) obligate Parent, Holdings, the Borrower, the Borrower or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Loan Document or the Term Loan Credit Agreement or any other Term Loan Document.  None of Parent, Holdings, Borrower or any Subsidiary shall have any rights hereunder except as expressly set forth herein (including as set forth in Section 9.4).

Additional Grantors

. Holdings will promptly cause each Person that becomes a Grantor to execute and deliver to the ABL Agent and the Term Loan Agent party hereto an acknowledgment to this Agreement substantially in the form of Exhibit A, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.  The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person that becomes a Grantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if the same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

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AMERICAS 99686098

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BANK OF AMERICA, N.A.,
as ABL Agent

By:/s/ Tanner J. Pump

Name: Tanner J. Pump

Title: Senior Vice President

CLMG CORP.,
as Term Loan Agent

By:/s/ James Erwin

Name: James Erwin

Title: President

U.S. WELL SERVICES, LLC,

for purposes of Sections 5.5(f), 5.5(g) and 9.3(c)

By:/s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

Intercreditor Agreement among Bank of America, N.A. and CLMG Corp., dated as of May 7, 2019

AMERICAS 99686098

ACKNOWLEDGMENT

The Parent, Holdings, the Borrower, the Borrower and each other Grantor hereby acknowledge that they have received a copy of the foregoing Intercreditor Agreement as in effect on the date hereof and consent thereto, agree to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the Term Loan Agent and the Term Loan Secured Parties, waive the provisions of Section 9-615(a) of the UCC in connection with the application of proceeds of Collateral in accordance with the provisions of the Intercreditor Agreement, agree that they will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement as in effect on the date hereof.  The Borrower and each other Grantor further acknowledge and agree that they are not intended beneficiaries or third party beneficiaries under this Agreement and (i) as between the ABL Secured Parties, the Borrower, the Borrower and other Grantors, the ABL Loan Documents remain in full force and effect as written and are in no way modified hereby and (ii) as between the Term Loan Secured Parties, the Borrower and other Grantors, the Term Loan Documents remain in full force and effect as written and are in no way modified hereby.

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AMERICAS 99686098

U.S. WELL SERVICES, LLC, as Borrower

By:/s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

U.S. WELL SERVICES, INC., as Parent

By:/s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

USWS HOLDINGS LLC, as Holdings

By:/s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

USWS FLEET 10, LLC, as Guarantor

By:/s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

USWS FLEET 11, LLC, as Guarantor

By:/s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

[Signature Page to ABL Intercreditor Agreement Acknowledgement]

AMERICAS 99686098

SCHEDULE I
to the Intercreditor Agreement

Provisions for Credit Agreement:

“Reference is made to the Intercreditor Agreement dated as of May 7, 2019, (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as ABL Agent, CLMG Corp., as Term Loan Agent (as defined therein) and each other party from time to time party thereto.  Each Secured Party hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the subordination of Liens provided for in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the [Administrative Agent] to enter into the Intercreditor Agreement as Agent and on behalf of such Secured Party.  The foregoing provisions are intended as an inducement to the secured parties under the [First Lien][ABL] Credit Agreement to permit the incurrence of Indebtedness under this Agreement and to extend credit to the Borrower and such Secured Parties are intended third party beneficiaries of such provisions.”

Provision for Security Documents:

“Reference is made to the Intercreditor Agreement dated as of May 7, 2019, (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as ABL Agent, CLMG Corp., as Term Loan Agent (as defined therein) and each other party from time to time party thereto.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Collateral Agent][Administrative Agent], for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the [Collateral Agent] [Administrative Agent] and the other Secured Parties are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”

AMERICAS 99686098

Exhibit A
to the Intercreditor Agreement

[FORM OF]

INTERCREDITOR AGREEMENT JOINDER

Reference is made to that certain INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”), entered into as of May [3], 2019, by and among BANK OF AMERICA, N.A., in its capacity as agent under the ABL Loan Documents (together with its successors and assigns in such capacity, the “ABL Agent”) and CLMG CORP. (“CLMG”), as agent under the Term Documents (together with its successors and assigns in such capacity, the “Term Loan Agent”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

This Intercreditor Agreement Joinder, dated as of [●] [●], 201[^] (this “Joinder”), is being delivered pursuant to requirements of the Intercreditor Agreement.

1.Joinder.  The undersigned, [•], [as a Grantor]1 [as a [[New ABL Agent, on behalf of itself and the applicable ABL Secured Parties][New Term Loan Agent, on behalf of itself and the new Term Loan Secured Parties],2 to become party to the Intercreditor Agreement as a [Grantor][New ABL Secured Party][New Term Loan Secured Party] thereunder for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

2.Agreements.  The undersigned [Grantor][New ABL Secured Party][New Term Loan Secured Party] hereby agrees, for the enforceable benefit of all existing and future ABL Secured Parties and all existing and future Term Loan Secured Parties that the undersigned is [(and the [ABL Secured Parties][Term Loan Secured Parties] represented by it are)]3 bound by the terms, conditions and provisions of the Intercreditor Agreement to the extent set forth therein.

3.Notice Information.  The address of the undersigned [Grantor][New ABL Secured Party][New Term Loan Secured Party] for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is [●], Attention of [●] (electronic mail address: [●]).

[1]	Include if signing as Grantor.
[2]	Include if signing as New ABL Agent or a New Term Loan Agent pursuant to Section 9.3 of the Intercreditor Agreement.
[3]	Include if signing as a New ABL Agent or New Term Loan Agent and select appropriate secured party reference.

AMERICAS 99686098

4.Counterparts.  This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.  Delivery of an executed signature page to this Joinder by email as a “.pdf’ or “.tif’ attachment shall be as effective as delivery of a manually signed counterpart of this Joinder.

5.Governing Law.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.Loan Document.  This Joinder shall constitute a “Loan Document” (or similar document), under and as defined in, each Credit Agreement as in effect on the date hereof.

7.Miscellaneous.  The provisions of Section 9 of the Intercreditor Agreement will apply with like effect to this Joinder.

[Signature Pages Follow]

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AMERICAS 99686098

IN WITNESS WHEREOF, the undersigned has caused this Intercreditor Agreement Joinder to be duly executed by its authorized representative, and the ABL Agent and the Term Loan Agent has caused the same to be accepted by its authorized representative, as of the day and year first above written.

CLMG CORP.,
as Term Loan Agent

By:

Name:

Title:

By:

Name:

Title:

AMERICAS 99686098

BANK OF AMERICA, N.A., as ABL Agent

By:

Name:

Title:

AMERICAS 99686098

U.S: WELL SERVICES, LLC, as Borrower

By:

Name:

Title:

AMERICAS 99686098